Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201-0488	MGIC

_______________________________________________

Declaration Page for Use With

Mortgage Guaranty Master Policy

_______________________________________________

Mortgage Guaranty Insurance Corporation (a stock insurance company hereinafter called the "Company") agrees to pay to the Insured identified below, in consideration of the premium or premiums to be paid as specified in this Policy and in reliance on the Insured's Application for coverage under this Policy any Loss due to the Default by a Borrower on a Loan, subject to the terms and conditions in this Policy.

Insured's Name and Mailing Address:	Master Policy Number:
U.S. Bank N.A. as Trustee for the Finance	22-590-2930
America Mortgage Loan Trust Mtg Pass-Thru
Certificates, Series 2004-1
60 Livingston Avenue	Effective Date of Policy:
St. Paul, Minnesota 55107	May 1, 2004

Includes Terms and Conditions #71-7135 (8/94)

Includes Endorsement(s):

#71-7139(8/94)

#71-70165(2/01)

#71-70178(7/03)

In Witness Whereof, the Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.

MORTGAGE GUARANTY INSURANCE CORPORATION

Authorized Representative

Steven M. Thompson, Vice President

MORTGAGE GUARANTY INSURANCE CORPORATION

__________________________________________________________

Table of Contents
Mortgage Guaranty Master Policy

1

Definitions

1.1

Application

1.2

Appropriate Proceedings

1.3

Borrower

1.4

Borrower's Title

1.5

Certificate

1.6

Certificate Effective Date

1.7

Claim

1.8

Claim Amount

1.9

Commitment

1.10

Default

1.11

Environmental Condition

1.12

Good and Merchantable Title

1.13

Insured

1.1

Loan

1.15

Loss

1.16

Owner or Owner of the Loan

1.17

Perfected Claim

0.1

Person

0.2

Physical Damage

0.3

Policy

0.4

Possession of the Property

0.5

Property

0.6

Residential

0.7

Servicer

1.25

Settlement Period

1.26

Value

2

Obtaining Coverage and Payment of Premiums

2.1

Application and Certificate

2.2

Representations of the Insured

2.3

Company's Remedies for Misrepresentation

2.4

Incontestability for Certain Misrepresentations

2.5

Initial Premium and Term of Coverage

2.6

Renewal of Certificate and Termination for Non-Payment of Renewal Premium; Reinstatement of Terminated Coverage

2.7

Special Procedures for Certification of Coverage; Payment of Initial and Renewal Premiums

2.8

Cancellation by the Insured of a Certificate

2.9

Cancellation of Policy

2.10

Relationship Among the Company, the Owner of a Loan, and the Servicer of a Loan

2.11

Refund of Premium for Denial of Claim in Full

3

Changes in Various Loan Terms, Servicing and Insured; Co-ordination and Duplication of Insurance Benefits

3.1

Loan Modifications

3.2

Open End Provisions

3.3

Assumptions

3.4

Change of Servicing

3.5

Change of Owner

0.1

Co-ordination and Duplication of Insurance Benefits

Form #71-7135 (8/94)

Page i

4

Exclusions From Coverage

4.1

Balloon Payment

4.2

Effective Date

4.3

Incomplete Construction

4.4

Fraud, Misrepresentation and Negligence

4.5

Non-Approved Servicer

4.6

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions)

4.7

Pre-Existing Environmental Conditions

4.8

Down Payment

4.9

First Lien Status

4.10

Breach of the Insured's Obligations or Failure to Comply with Terms

5

Conditions Precedent to Payment of Claim

5.1

Notice of Default

5.2

Monthly Reports

5.3

Company's Option to Accelerate Filing of a Claim

5.4

Voluntary Conveyance

5.5

Appropriate Proceedings

5.6

Mitigation of Damages

5.7

Advances

5.8

Claim Information and Other Requirements

5.9

Acquisition of Borrower's Title Not Required

5.10

Sale of a Property by the Insured Before End of Settlement Period

5.11

Foreclosure Bidding Instructions Given by the Company

5.12

Effect of Unexpired Redemption Period on Payment of a Claim

5.13

Collection Assistance

6

Loss Payment Procedure

6.1

Filing of Claim

6.2

Calculation of Claim Amount

6.3

Payment of Loss; Company's Options

6.4

Calculation of Settlement Period

6.5

Payment by the Company After the Settlement Period

6.6

Discharge of Obligation

7

Additional Conditions

7.1

Proceedings of Eminent Domain

7.2

Pursuit of Deficiencies

7.3

Subrogation

7.4

Policy for Exclusive Benefit of the Insured and the Owner

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured

7.7

Release of Borrower; Defenses of Borrower

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

7.9

No Agency

7.10

Successors and Assigns

7.11

Applicable Law and Conformity to Law

7.12

Notice

7.13

Reports and Examinations

7.14

Electronic Media

Form #71-7135 (8/94)

Page ii

Terms and Conditions

1

Definitions

1.1

Application means a request for coverage, including assumption of coverage, under this Policy for a Loan on a form or in a format provided by the Company, and all other statements, documents or information furnished to the Company by the Insured or any other Person in connection with the insuring of the Loan.  An application will include information, if so furnished to the Company, contained in the Borrower's Loan application, appraisal, verifications of income and deposit, plans and specifications for the Property, and all other exhibits and documents, and will include all data and information so furnished by electronic means.

1.2

Appropriate Proceedings means any legal or administrative action by the Insured affecting either a Loan or title to a Property, including:

a.

Preserving a deficiency recovery by making a bid at the foreclosure sale and pursuing a deficiency judgment until the end of the Settlement Period, where appropriate and permissible and where directed by the Company; or

b.

Enforcing the terms of the Loan as allowed by the laws where the Property is located; or

c.

Acquiring Borrower's Title or Good and Merchantable Title to the Property, as either may be required under this Policy, but excluding such title as may be acquired by a voluntary conveyance from the Borrower; or

d.

Asserting the Insured's interest in the Property in a Borrower's bankruptcy.

1.3

Borrower means any Person legally obligated to repay the debt obligation created by a Loan, including any co-signer or guarantor of the Loan.

1.4

Borrower's Title means such title to a Property as was vested in the Borrower at the time of a conveyance to the Insured arising out of or pursuant to a foreclosure of the Loan; provided, however, if the Insured so elects, the redemption period need not have expired. Borrower's Title in the Insured may be, but need not be the equivalent of Good and Merchantable Title, and the deed evidencing Borrower's Title need not be recorded unless required by applicable law.

1.5

Certificate means the document, which may be on the same form as the Commitment, issued by the Company pursuant to this Policy and extending the coverage indicated therein to a specified Loan.

1.6

Certificate Effective Date means, as specified in the Certificate, (a) the closing date of a Loan, or (b) the later date requested by the Insured and accepted by the Company.

1.7

Claim means the timely filed written request, made on a form or in a format provided or approved by the Company, to receive the benefits of this Policy.

1.8

Claim Amount means the amount calculated in accordance with Section 6.2 of this Policy.

1.9

Commitment means the document, which may be on the same form as the Certificate, issued by the Company evidencing the Company's offer to insure the Loan identified therein, subject to the terms and conditions therein and in this Policy.

1.10

Default means the failure by a Borrower (a) to pay when due an amount equal to or greater than one (1) monthly regular periodic payment due under the terms of a Loan or (b) to pay all amounts due on acceleration of the Loan by the Insured after breach by the Borrower of a due on sale provision in the Loan, granting the Insured the right to accelerate the Loan upon transfer of title to, or an interest in, the Property and to institute Appropriate Proceedings. Violation by the Borrower of any other term or condition of the Loan which is a basis for Appropriate Proceedings shall not be considered to be a Default.

Form #71-7135 (8/94)

A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly payment has not been made or as of the close of business on the due date stated in the notice of acceleration given pursuant to the due-on-sale provision in the Loan.  The Loan will be considered to remain in Default until filing of a Claim so long as such periodic payment has not been made or such basis for Appropriate Proceedings remains.  For example, a Loan is "four (4) months in Default" if the monthly installments due on January 1 through April 1 remain unpaid as of the close of business on April 1 or if a basis for acceleration and Appropriate Proceedings exists for a continuous period of four months.

1.11

Environmental Condition means the presence of environmental contamination, including nuclear reaction or radioactive waste, toxic waste, or poisoning, contamination or pollution of earth or water subjacent to the Property or of the atmosphere above the Property; or the presence, on or under a Property, of any "Hazardous Substance" as that term is defined by the federal Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sec. 9601 et. seq., as amended from time to time) or as defined by any similar state law, or of any "Hazardous Waste" or "Regulated Substance" as those terms are defined by the federal Resource Conservation and Recovery Act (42 U.S.C. sec. 6901, et seq., as amended from time to time) or as defined by any similar state law. Environmental Condition does not mean the presence of radon, lead paint, or asbestos.

1.12

Good and Merchantable Title means title to a Property free and clear of all liens, encumbrances, covenants, conditions, restrictions, easements and rights of redemption, except for any of the following or as permitted in writing by the Company:

a.

Any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent;

b.

Any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect on the date on which the Loan was closed and all documents were executed; and

c.

Any other impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.

Good and Merchantable Title will not exist if (i) there is any lien pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, or similar federal or state law, as in effect from time to time, providing for liens in connection with the removal and clean-up of environmental conditions, or if notice has been given of commencement of proceedings which could result in such a lien, or (ii) there are limitations on ingress and egress to the Property or on use of utilities. Any action or proceeding after a foreclosure sale relating to establishing a deficiency judgment will not be considered in determining whether the Insured has acquired Good and Merchantable Title.

1.13

Insured means:

a.

The Person designated on the face of this Policy; or

b.

Any Person to whom coverage has been assigned resulting in a change in the Insured named on a Certificate in accordance with this Policy.

The Insured must be the Servicer of a Loan or, if there is no Servicer, the Owner of the Loan.

1.14

Loan means any note, bond, or other evidence of indebtedness secured by a mortgage, deed of trust, or other similar instrument, which constitutes or is equivalent to a first lien or charge on a Property and which the Company has approved for insurance and to which coverage under this Policy has been extended.

1.15

Loss means the liability of the Company with respect to a Loan for payment of a Perfected Claim which is calculated in accordance with Section 6.3. A Loss will be deemed to have occurred when a Default on a Loan occurs, even though the amount of Loss is not then either presently ascertainable or due and payable.

Form #71-7135 (8/94)

1.16

Owner or Owner of the Loan means the Person who owns a Loan and of whom the Company is notified in accordance with this Policy.

1.17

Perfected Claim means a Claim received by the Company which contains all information or proof required by the Company and for which all requirements of this Policy applicable to payment of a Claim are satisfied.

1.18

Person means any individual, corporation, partnership, association or other entity.

1.19

Physical Damage means any tangible injury to a Property, whether caused by accident, natural occurrence, or any other reason, including damage caused by defects in construction, land subsidence, earth movement or slippage, fire, flood, earthquake, riot, vandalism or any Environmental Condition.

1.20

Policy means this contract of insurance and all Applications, Commitments, endorsements, schedules, and Certificates, which are incorporated in this Policy, related to Loans insured under this Policy.

1.21

Possession of the Property means, if the Company elects to acquire the Property, physical and undisputed occupancy and control of the Property at the time of acquisition.

1.22

Property means a Residential real property and all improvements thereon which secure a Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all of their replacements or additions.

1.23

Residential means a type of building or a portion thereof which is designed for occupancy by not more than four (4) families, or a single-family condominium, or a unit in a planned unit development.

1.24

Servicer means that Person acting on behalf of the Owner of a Loan (or on behalf of the Owner's designee, if any) to service the Loan and of whom the Company has been notified. The Servicer acts as a representative of the Owner of the Loan (and the Owner's designee, if any) and will bind the Owner and its designee for all purposes of this Policy, including providing information to the Company, receiving any notices, paying premiums, accepting Loss payments, and performing any other acts under this Policy.  References in this Policy to a Servicer's obligations will not be construed as relieving the Owner or its designee of responsibility for the Servicer's performance.

1.25

Settlement Period means the sixty (60) day period as determined under Section 6.4, at the end of which a Loss is payable by the Company; provided that if the Company pays a Loss prior to expiration of such sixty (60) day period, the Settlement Period ends with such payment.

1.26

Value means the lesser of the sales price of a Property (only applicable in the case of a Loan to finance the purchase of such Property) or appraised value of the Property as set forth in the Certificate.

Any pronouns, when used in this Policy, will mean the singular or plural, masculine or feminine, as the case may be.

2

Obtaining Coverage and Payment of Premiums

2.1

Application and Certificate — In order to insure a Loan under this Policy, the Insured or a Person acting on behalf of the Insured must submit to the Company a properly completed Application. Approval of any Application will be at the discretion of the Company and will be in the form of a Commitment or a Certificate which offers to extend, or extends coverage under the terms and conditions of both this Policy and the Commitment or Certificate, as the case may be.

In lieu of such an Application and supporting statements, documents and information submitted to the Company in connection with insuring a Loan, the Company may accept an alternative form of Application, containing more limited information, including certifications by or on behalf of the Insured as to characteristics of a Loan in lieu of supporting statements, documents and information. The Company shall be entitled to fully rely on such alternative Application as submitted. Use of an alternative form of Application shall not waive or change the other terms and conditions of this Policy under which a Loan is insured or the responsibility of the Insured for the accuracy of statements, documents and information submitted by it or other Persons to the Company as provided in this Policy.

Form #71-7135 (8/94)

If the Company declines to approve a mortgage loan, it will not issue a Commitment or Certificate, and it will notify the Insured in writing of such declination. If the Insured or the Person acting on its behalf subsequently denies the mortgage loan application which it received from the applicant, the Insured or such Person will be responsible for notifying the applicant that the Company declined to approve the mortgage loan. Such notification will be made in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

2.2

Representations of the Insured — The Insured represents that:

a.

all statements made and information provided to the Company in an Application or in any Commitment or Certificate (including as such is related to continuation of coverage upon assumption of a Loan), whether by it, the Borrower, or any other Person, have been made and presented for and on behalf of the Insured; and

b.

such statements and information are not false or misleading in any material respect as of the date(s) on which they are made or provided and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s).

It is understood and agreed that such statements and information in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance on the accuracy and completeness of such statements and information and without any obligation to independently verify the statements and information submitted to it; and the Company's reliance on the representations in Section 2.2(a) and (b) above survive the issuance of a Commitment and Certificate or such continuation of coverage.

Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

2.3

Company's Remedies for Misrepresentation — Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or rescission, the Company shall return at that time all paid premiums retroactively to such applicable date.

2.4

Incontestability for Certain Misrepresentations — Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in an Application, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

a.

The misrepresentation must not have been knowingly made, or knowingly participated in, by:

1.

The Insured or any other Person which originated the Loan; or

2.

Any other of the following Persons:

i)

correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

ii)

escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

Form #71-7135 (8/94)

b.

The Borrower must have made twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds.

A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due. The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Application.

c.

This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a)), there are one or more material misrepresentations in an Application (i) with respect to three (3) or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same Borrower or same other Person (including any other Person acting directly or indirectly in concert).

d.

This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation which is subject to this Section 2.4.

e.

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

2.5

Initial Premium and Term of Coverage

a.

Within fifteen (15) days from the Certificate Effective Date, or such other date as the Company and the Insured may agree to in writing, the Insured must forward to the Company the appropriate initial premium. Payment of the initial premium shall be a condition precedent to coverage being extended to the Loan.  Subject to cancellation by the Insured or the Company as provided in this Policy, coverage shall remain in full force and effect for the period covered by the initial premium.  Tender of the initial premium will constitute a representation for purposes of Section 2.2 by the Insured that any special conditions included by the Company in the related Commitment have been satisfied and that no payment which is then due under the Loan is more than thirty (30) days past due.

b.

The Company will not rescind or cancel coverage, or deny or adjust a Claim for Loss, with respect to a Loan on the basis of a failure to satisfy a special condition (other than a special condition relating to completion of construction, as described in Section 4.3 or to rehabilitation or repairs) if the Borrower has made twenty-four (24) consecutive full installment payments from the Borrower's own funds. The terms "installment payments," "consecutive," and "Borrower's own funds" shall have the meanings provided in Section 2.4(b).

2.6

Renewal of Certificate and Termination for Non-Payment of Renewal Premium; Reinstatement of Terminated Coverage

a.

The Company must give the Insured prior notice of the due date for payment of the applicable renewal premium payable for continued coverage of each Certificate. The entire renewal premium must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment. Upon payment of the entire renewal premium within such grace period, the Certificate will be deemed renewed for the applicable renewal period and a Default occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered.

If a Default occurs prior to the date through which the applicable premium has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium shall be due in order to maintain coverage of such Default.

With respect to a Loan with renewal premiums due on an annual basis, if the annual renewal premium is not paid within such grace period (but subject to the Owner's right to cure non-payment as provided in (b) of this Section 2.6), the coverage of the Certificate and the Company's liability will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any Default occurring after the date through which the applicable premium has been paid will not be covered.

Form #71-7135 (8/94)

With respect to a Loan with renewal premiums due on a monthly basis, if the monthly renewal premium is not paid within such grace period (but subject to the Owner's right to cure non-payment as provided in (b) of this Section 2.6), the coverage of the Certificate and the Company's liability will terminate as of 12:01 a.m. on the first day following the date through which the applicable monthly premium has been paid, except that if a Default on the Loan occurs between the last date through which the applicable monthly renewal premium has been paid and the end of such grace period, the Insured shall not be required to pay renewal premiums, and coverage of such Default will continue, while such Default exists. If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable (unless previously paid by the Insured) within forty-five (45) days or such longer period generally allowed by the Company after notice from the Company in order to continue coverage. If such Default is not cured and results in a Claim, the unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

b.

If there occurs a transfer of servicing rights for a group of Loans to a new Servicer, a seizure of servicing rights by the Owner of such Loans, or a Servicer's surrender to the Owner of such servicing rights and if:

1.

the Company terminates coverage on one or more of such Loans for nonpayment of the renewal premium; and the grace period for payment of the renewal premium provided for in Section 2.6 (a) expired after such transfer, seizure or surrender;

2.

either the Owner of such Loans on which coverage was terminated, or the new Servicer for such Loans, certifies in writing to the Company within sixty (60) days after expiration of such grace period, that all of such Loans were serviced for the Owner at the time of nonpayment of renewal premium; and that in good faith it believes that the failure to pay the renewal premium on all such Loans was an error or omission caused by such transfer, seizure or surrender of servicing; and

3.

either the Owner or the new Servicer of such Loans pays the entire amount of renewal premiums due and unpaid on all such Loans within such sixty day period; then upon satisfaction of all of the foregoing conditions, the Company shall reinstate coverage on such Loans retroactively to the effective date of termination of coverage, under all of the terms and conditions in effect at termination and as if there had been no lapse in coverage.

2.7

Special Procedures for Certification of Coverage; Payment of Initial and Renewal Premiums

a.

The Company may permit coverage of a Loan to be certified and become effective without the Insured's return of an executed Commitment or Certificate, but coverage will only become effective if within fifteen (15) days after the Certificate Effective Date (or such longer period as the Company may allow) the Insured provides the Company with the Certificate Effective Date and other information required by the Company, and pays the required premium.  If signature and return of an executed Commitment or Certificate is not required, the Insured will nevertheless be automatically deemed to have made all certifications, representations and statements attributable to it in the form of the Commitment or Certificate, as though, and to the same extent as if, the Insured had executed and returned the Commitment or Certificate.

b.

The Insured acknowledges that the Company deposits initial and renewal premium checks immediately upon receipt and agrees that the receipt and deposit of a premium check by the Company after the time specified in this Policy for receipt, does not constitute a waiver of the requirements of this Policy for timely receipt or an acceptance of premium by the Company.  The Company will have the right to return such late premium payment, but only within sixty (60) days after receipt, in which case coverage will be cancelled retroactively to the Certificate Effective Date for a late initial premium, or to the last day of the period covered by the previous premium payment for a late renewal premium. Receipt, deposit and retention of a premium check will not constitute a waiver of any defenses with respect to any other matters which the Company may have under this Policy.

Form #71-7135 (8/94)

2.8

Cancellation by the Insured of a Certificate — The Insured may obtain cancellation of a Certificate by returning the Certificate to the Company or making a written request to the Company for cancellation.  Upon receipt, the Company will refund, where applicable, a portion of the premium paid in accordance with the appropriate cancellation schedule which is either attached to this Policy or which will be provided by the Company to the Insured upon request. However, no refund on a Certificate will be paid if the Loan is in Default on the date the Company receives the request. Cancellation of a Certificate will not cancel this Policy.

2.9

Cancellation of Policy — Either the Insured or the Company may cancel their respective right or obligation to receive or issue new Commitments or Certificates under this Policy by providing thirty (30) days' written notice of cancellation of this Policy. However, Commitments and Certificates issued prior to such cancellation of this Policy will continue in force so long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured.

2.10

Relationship Among the Company, the Owner of a Loan, and the Servicer of a Loan — The Company will be entitled to assume that the Insured identified on this Policy and under a Certificate is the Owner of the Loan. If the Company receives written notice acceptable to it that there is an Owner of the Loan who is not the Insured, the Company shall identify that Owner in its internal records and for purposes of this Policy. The Company shall be required to identify only one Owner for a Loan at any one time.

The Company will provide the Owner of a Loan so identified in its records with an opportunity to cure non-payment of renewal premium, as provided under Section 2.6; will notify such Owner of the Loan of a non-approved Servicer and allow replacement with a new Servicer, as provided under Section 4.5; will allow the Owner (or its designee, if any) to replace a Servicer and allow the replacement Servicer to become the Insured under Section 1.13; and will allow the Owner to become the Insured under Section 1.13 if the Owner services the Loan itself.  Any Person becoming an Insured under this Policy shall be subject to all of the terms and conditions of this Policy to the same extent as any previous Insured hereunder and without regard to the extent of the knowledge or responsibility of such Person, relating to matters occurring before such Person became an Insured.

2.11

Refund of Premium for Denial of Claim in Full — If, because of a provision in Sections 2, 3 or 4 (other than Sections 4.3, 4.6, or 4.7), no Loss is payable to the Insured, the Company shall return to the Insured all paid premiums retroactively and pro rata to the date when the event or circumstance occurred which resulted in no Loss being payable.

3

Changes in Various Loan Terms, Servicing and Owner; Co-ordination and Duplication of Insurance Benefits

3.1

Loan Modifications — Unless advance written approval is provided by, or obtained from, the Company, the Insured may not make any change in the terms of a Loan, including the borrowed amount, interest rate, term or amortization schedule of the Loan, except as permitted by terms of the Loan; nor make any change in the Property or other collateral securing the Loan; nor release the Borrower from liability on a Loan.

3.2

Open End Provisions — The Insured may increase the principal balance of a Loan, provided that the written approval of the Company has been obtained. The Insured will pay the Company the additional premium due at the then prevailing premium rate.

3.3

Assumptions — If a Loan is assumed with the Insured's approval, the Company's liability for coverage under its Certificate will terminate as of the date of such assumption, unless the Company approves the assumption in writing. The Company will not unreasonably withhold approval of an assumption.  It is understood that coverage will continue, and that the restriction of this Section 3.3 will not apply, if under the Loan or applicable law the Insured cannot exercise a "due-on-sale" clause or is obligated to consent to such assumption under the Loan or applicable law.

3.4

Change of Servicing — If the servicing rights for a Loan are sold, assigned or transferred by the Insured or the Owner, coverage of the Loan hereunder will continue provided that written notice of the new Servicer is given to the Company and the new Servicer is approved in writing by the Company.  The Company shall be automatically

Form #71-7135 (8/94)

deemed to have approved as a Servicer any person to whom the Company has issued a master policy, which has not been cancelled, providing for residential mortgage guaranty insurance.

3.5

Change of Owner — If a Loan or a participation in a Loan is sold, assigned or transferred by its Owner, coverage of the Loan will continue, subject to all of the terms and conditions contained in this Policy. The new Owner of the Loan will be identified in the Company's records from the date that the Company receives written notice thereof. In the case of the sale of a participation in a Loan, the Company shall be notified of only one new Owner. If there is new ownership, the Loan must continue to be serviced by a Person approved by the Company as a Servicer.

3.6

Co-ordination and Duplication of Insurance Benefits — The coverage under this Policy shall be excess over any other insurance which may apply to the Property or to the Loan, except for mortgage guaranty pool insurance or supplemental or second tier mortgage insurance.

4

Exclusions From Coverage

The Company will not be liable for, and this Policy will not apply to, extend to or cover the following:

4.1

Balloon Payment — Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and/or interest due under a Loan, (a) as a result of the Insured exercising its right to call the Loan (other than when the Loan is in Default) or because the term of the Loan is shorter than the amortization period, and (b) which is for an amount more than twice the regular periodic payments of principal and interest that are set forth in the Loan (commonly referred to as a "balloon payment"). This exclusion will not apply if the Insured, the Owner of the Loan, or other Person acting on either's behalf offers the Borrower, in writing, a renewal or extension of the Loan or a new loan which (i) constitutes a first lien, (ii) is at rates and terms generally prevailing in the marketplace (but otherwise subject to Section 3.1), (iii) is in an amount not less than the then outstanding principal balance, (iv) has no decrease in the amortization period, and (v) is offered regardless of whether the Borrower is then qualified under the Insured's or Owner's underwriting standards. This exclusion also will not apply if the Borrower is notified of the availability of such renewal or extension of the Loan or new loan and does not accept the renewal, extension or new loan.

4.2

Effective Date — Any Claim resulting from a Default existing at the Certificate Effective Date or occurring after lapse or cancellation of a Certificate.

4.3

Incomplete Construction — Any Claim when, as of the date of such Claim, construction of a Property is not completed in accordance with the construction plans and specifications upon which the appraisal of the Property at origination of the Loan was based.

4.4

Fraud, Misrepresentation and Negligence — (a) Any Claim not otherwise within the scope of Section 2.3 where there was fraud or misrepresentation by the Insured with respect to the Loan, and the fraud or misrepresentation (1) materially contributed to the Default resulting in such Claim; or (2) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

(b) Any Claim where there was negligence by the Insured with respect to the Loan, which (1) was material to either the acceptance of the risk or the hazard assumed by the Company; (2) materially contributed to the Default resulting in such Claim; or (3) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

4.5

Non-Approved Servicer — Any Claim occurring when the Servicer, at time of Default or thereafter, is not approved in writing or in a list published by the Company; provided that this exclusion shall only apply if the Company notifies the Owner of the Loan in writing if a Servicer is no longer approved and if within ninety (90) days thereafter the Owner does not complete a transfer of servicing to a new Servicer approved by the Company.

4.6

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions) — Any Claim where, at any time after the Certificate Effective Date, Physical Damage to a Property (of a type other than as described in Section 4.7 and other than reasonable wear and tear), occurs or manifests itself subject to the following provisions:

Form #71-7135 (8/94)

a.

This exclusion will not apply if the Company in good faith determines that the aggregate cost of restoring all such Physical Damage is less than fifteen hundred dollars ($1,500), or such higher amount as the Company may provide from time to time.

b.

This exclusion will apply only if such Physical Damage occurred or manifested itself (1) prior to expiration of the Settlement Period and the Company elects to acquire the related Property in settlement of a Claim; or (2) prior to the Default and was the most important cause of the Default and the Property was either uninsured for loss arising from such Physical Damage or was insured for an amount which, disregarding normal and customary deductibles not to exceed fifteen hundred dollars ($1,500) or such higher amount as the Company may provide from time to time, was insufficient to restore the Property as provided in paragraph (c) below.

c.

The exclusion resulting from paragraph (b) will not apply if the Property is restored in a timely and diligent manner to its condition (except reasonable wear and tear) as of the Certificate Effective Date.  In lieu of requiring restoration of the Property, the Company may, at its option, reduce the Claim Amount by an amount equal to the cost of such restoration.

d.

For purposes of this Section 4.6, the Property subject to restoration will consist only of the land, improvements or personal property deemed part of the real property under applicable law; and chattel items affixed to the real property and identified in the appraisal of the Property at the time the Loan was made, whether or not they are deemed part of the real property.

e.

Cost estimates relied upon by the Company in connection with this Section 4.6 shall be provided in writing by an independent party selected by the Company. The Company will furnish the Insured with any such written cost estimates, if requested by the Insured.

4.7

Pre-Existing Environmental Conditions — Any Claim where there is an Environmental Condition which existed on the Property (whether or not known by the Person submitting an Application for coverage of the Loan) as of the Certificate Effective Date, subject to the following provisions:

a.

This exclusion will not apply if the existence of such Environmental Condition, or the suspected existence of such Environmental Condition, was specifically disclosed to the Company in the Application relating to the Property.

b.

This exclusion will apply only if such Environmental Condition (1) was a principal cause of the Default, and (2) has made the principal Residential structure on the Property uninhabitable. A structure will be considered "uninhabitable" if generally recognized standards for residential occupancy are violated or if, in the absence of such standards, a fully informed and reasonable person would conclude that such structure was not safe to live in without fear of injury to health or safety.

c.

This exclusion will not apply if the Environmental Condition is removed or remedied in a timely and diligent manner in accordance with applicable governmental standards for safe residential occupancy.

4.8

Down Payment — Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Application.

4.9

First Lien Status — Any Claim, if the mortgage, deed of trust or other similar instrument executed by the Borrower and insured hereunder did not provide the Insured at origination with a first lien on the Property.

4.10

Breach of the Insured's Obligations or Failure to Comply with Terms — Any Claim involving or arising out of any breach by the Insured of its obligations under, or its failure to comply with the terms of, this Policy or of its obligations as imposed by operation of law, if the breach or failure:

a.

Materially contributed to the Default resulting in such Claim; or

b.

Except for a breach described in Section 2.3, increased the Loss; provided that if the Company can reasonably

Form #71-7135 (8/94)

determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

5

Conditions Precedent to Payment of Claim

It is a condition precedent to the Company's obligation to pay a Loss that the Insured comply with all of the following requirements:

5.1

Notice of Default — The Insured must give the Company written notice:

a.

Within forty-five (45) days of the Default, if it occurs when the first payment is due under the Loan; or

b.

Within ten (10) days of either

1.

The date when the Borrower becomes four (4) months in Default on the Loan; or

2.

The date when any Appropriate Proceedings which affect the Loan or the Property or the Insured's or Borrower's interest therein have been started;

whichever occurs first.

5.2

Monthly Reports — Following a notice of Default on the Loan, the Insured must give the Company monthly reports on forms or in a format acceptable to the Company on the status of the Loan and on the servicing efforts undertaken to remedy the Default. These monthly reports may be furnished less frequently if allowed in writing by the Company and must continue until the Borrower is no longer in Default, the Appropriate Proceedings terminate, or until the Insured has acquired the Property.

5.3

Company's Option to Accelerate Filing of a Claim — If the Company so directs, at any time after receiving the Insured's notice of Default, the Insured must file a Claim within twenty (20) days after notice from the Company. The Company will then make a payment of Loss in accordance with the percentage guaranty option in Section 6.3(b). Thereafter, following the acquisition of Borrower's Title by the Insured, the Insured will be entitled to file a supplemental Claim at the time prescribed in Section 6.1 in an amount equal to the sum of its advances, less the deductions, all as specified in Section 6.2, to the extent not included in the payment of the initial Claim.  Such supplemental Claim must be paid by the Company in accordance with Section 6.3(b). No interest shall be includable in the Claim Amount under this Section 5.3 after the date that the accelerated claim is filed. If a Loan for which the Company has paid a Claim is subsequently brought current by the Borrower, the Insured shall refund to the Company the Loss paid by the Company with respect to that Loan. If the Company exercises its option under this Section 5.3, the Company shall not have the right to direct or participate in a deficiency recovery under Section 7.2.

5.4

Voluntary Conveyance — The Insured may only accept a conveyance of the Property from the Borrower in lieu of foreclosure or other proceeding if the prior written approval of the Company has been obtained. Such approval shall not be considered as an acknowledgement of liability by the Company with respect to such Loan.

5.5

Appropriate Proceedings — The Insured must begin Appropriate Proceedings no later than when the Loan becomes six (6) months in Default unless the Company provides written instructions that some other action be taken. Such instructions may be general or applicable only to specific Loans.  The Company reserves the right to direct the Insured to institute Appropriate Proceedings at any time after Default. When either defending against or bringing Appropriate Proceedings, the Insured must report their status to the Company as reasonably and expeditiously as possible.

In conducting Appropriate Proceedings, the Insured must:

a.

Diligently pursue the Appropriate Proceedings once they have begun;

b.

Apply for the appointment of a receiver and assignment of rents, if permitted by law and requested by the Company;

Form #71-7135 (8/94)

c.

Furnish the Company with copies of all notices and pleadings filed or required in the Appropriate Proceedings, except as the Company may waive such requirement in writing;

d.

Act and bid at the foreclosure sale in accordance with Section 5.11 so that its ability to preserve, transfer and assign to the Company its rights against the Borrower are not impaired; and so that the rights of the Company under this Policy against the Borrower are fully protected. Such rights include any rights to obtain a deficiency judgment, subject to the Company's compliance with Sections 7.2 and 7.3 relating to establishing a deficiency; and

e.

When requested by the Company, furnish the Company with a written statement indicating the estimated potential Claim Amount (as computed under Section 6.2) at least fifteen (15) days before the foreclosure sale.

5.6

Mitigation of Damages — The Insured must actively cooperate with and assist the Company to prevent and mitigate the Loss, including good faith efforts by the Insured to obtain a cure of the Default, collect amounts due under the Loan, inspect and appraise the Property and effectuate the early disposition of the Property.  The Company must administer this Policy in good faith.

5.7

Advances — The Insured must advance:

a.

Normal and customary hazard insurance premiums and real estate property taxes, in each case as due and payable;

b.

Reasonable and necessary Property protection and preservation expenses approved by the Company at the time the Company reviews the Claim, which shall not include expenditures to remove an exclusion from coverage under Section 4; and

c.

Reasonable costs to complete Appropriate Proceedings and eviction and moving of occupants, including related court expenses and attorney's fees.

5.8

Claim Information and Other Requirements — The Insured must provide the Company with:

a.

All information reasonably requested by the Company;

b.

A completed form furnished by or acceptable to the Company for payment of a Claim;

c.

If the Property is not being acquired by the Company: a copy of an executed trustee's or sheriff's deed (which may be unrecorded) conveying Borrower's Title to the Property to the Insured (or satisfactory evidence that the foreclosure sale has been completed if the Borrower's right of redemption has not expired); or a deed from the Borrower (which may be unrecorded) if a voluntary conveyance has been approved by the Company, conveying to the Insured the title that was required by the Company in the approval of the conveyance.

In the event the most important cause of Default was a circumstance or event which would prevent the Insured from obtaining Good and Merchantable Title, the Insured shall instead provide the Company with evidence described in Section 5.8(d)(2) that it has acquired Good and Merchantable Title to the Property.

d.

If the Property is being acquired by the Company:

1.

a recordable deed in normal and customary form containing the customary warranties and covenants conveying to the Company or its designee Good and Merchantable Title to the Property;

2.

a title insurance policy acceptable to the Company or an attorney's opinion of title acceptable to the Company, confirming that the Insured has and can convey to the Company Good and Merchantable Title to the Property; and

3.

Possession of the Property, but only if the Company has required such Possession in writing.

Form #71-7135 (8/94)

e.

 Access to the Property, if requested by the Company under Section 6.4 (b).

5.9

Acquisition of Borrower's Title Not Required — The Insured will not be required to acquire Borrower's Title to a Property if (a) the Company approves a sale of the Property prior to a foreclosure sale and such sale is closed; (b) the Company requires an early Claim filing pursuant to Section 5.3, except that such acquisition will be required as a condition to the Insured's filing of a supplemental Claim; or (c) the Property is acquired by someone other than the Insured at a foreclosure sale, as provided in Section 5.11, or thereafter pursuant to exercise of rights of redemption.

5.10

Sale of a Property by the Insured Before End of Settlement Period

a.

The Insured must submit to the Company any offer to purchase a Property which it receives after the Company has notified the Insured that it will acquire the Property and before the end of the Settlement Period.  The Company must then promptly notify the Insured that it will either (1) not approve of such offer, in which case the Company's notice to acquire the Property will remain in effect, or (2) approve such offer, in which case the Company's notice of acquisition will remain in effect, if the approved offer does not close as scheduled. The Insured shall promptly notify the Company if the approved offer does not close as scheduled.

b.

If the Company has not notified the Insured that it will acquire the Property, and if the Company's right to acquire the Property has not expired pursuant to Section 6.5 or has not been waived, the Insured must submit to the Company for approval any offer to purchase the Property which would be acceptable to the Insured. The Company shall then promptly either approve or not approve such offer.  If the approved offer expires or is terminated, the Company shall be entitled to pay the Loss payable by (1) paying the percentage guaranty option as calculated under Section 6.3(b), or (2) paying the property acquisition settlement option as calculated under Section 6.3(a), and acquiring the Property; but if the Company's right to acquire the Property has expired pursuant to Section 6.5, or been waived, then such acquisition shall be under the same terms and conditions as the expired or terminated offer, except for terms and conditions relating to the sale price and method of payment of the sale price, which shall instead be governed by Section 6.3.

c.

The following provisions shall apply to offers submitted to the Company under this Section 5.10:

1.

At the time it presents an offer, the Insured must also provide the Company with a good faith estimate of gross proceeds and expenses in sufficient detail for the Company to calculate the estimated net proceeds described below.  The Company may not require any changes to the offer or direct the marketing of the Property or expenditures by the Insured for restoration of the Property as a condition to its approval.

2.

If the Company approves the offer submitted by the Insured, it must also advise the Insured of the estimated net proceeds which it has calculated.  The estimated net proceeds calculated by the Company will be the estimated gross sales proceeds to be received by the Insured less all reasonable estimated expenses submitted by the Insured and approved by the Company in its approval of the offer which have been or are expected to be paid by the Insured in obtaining and closing the sale of the Property. If the estimated net proceeds as calculated by the Company is acceptable to the Insured, the Loss payable shall be computed as determined below.  If such calculation is not acceptable to the Insured, the offer shall be deemed to have not been approved by the Company.

3.

If the Company approves the offer, the Loss payable by the Company under this Section 5.10 will be the lesser of (i) the actual net amount as calculated below, or (ii) the percentage guaranty option under Section 6.3(b) without regard to a sale of the Property.  The actual net amount will be the Claim Amount calculated under Section 6.2, except that (a) delinquent interest will be computed through the closing date for sale of the Property and (b) the Claim Amount shall be reduced by the actual net proceeds realized by the Insured from the sale of the Property.  The actual net proceeds will be determined in the same manner as the estimated net proceeds, but on the basis of the actual sales proceeds.  For purposes of computing a Loss, such actual net proceeds shall not be less than the estimated net proceeds calculated by the Company under this subparagraph (c), or as otherwise approved by the Company.

Form #71-7135 (8/94)

4.

The Company shall not unreasonably withhold its approval of expenses submitted to it after its approval of an offer. Expenses paid to Persons employed or controlled by the Insured or the Owner of the Loan or their internal costs will not be allowed in calculation of either the estimated or actual net proceeds.

5.

If requested by the Company, the Insured shall advise the Company of the name of the real estate broker or other Person marketing the Property and authorize such broker or other Person to release marketing information about the Property to the Company, if requested by the Company.

5.11

Foreclosure Bidding Instructions Given by the Company — The Insured will be entitled to bid at the foreclosure sale held as part of the Appropriate Proceedings any amount which it determines necessary to obtain Borrower's Title to the Property, unless otherwise directed by the Company. The Company will be entitled to direct the Insured to bid an amount to be determined by the Insured within a minimum and maximum range, as follows:

a.

The minimum amount shall not be less than the fair market value of the Property, but if there has been Physical Damage to the Property which affects its fair market value (as determined before such Physical Damage) by more than ten per cent (10%), the fair market value of the Property shall be its fair market value after restoration of the Property.

b.

The maximum amount shall not exceed the greater of (1) the fair market value of the Property as determined under subparagraph (a) above, or (2) the estimated Claim Amount less the amount which the Company would pay as the percentage guaranty option under Section 6.3(b).

c.

For purposes of this Section 5.11, fair market value shall be determined as of a date acceptable to the Company by an opinion of an independent real estate broker, or by an independent appraiser, in either case selected by or acceptable to the Company.

The Insured is not required to acquire Borrower's Title if it has bid in accordance with this Section 5.11, whether or not pursuant to directions from the Company.

5.12

Effect of Unexpired Redemption Period on Payment of a Claim — If the Insured files a Claim prior to expiration of an applicable redemption period, the Loss payable shall only be computed through the date of filing of the Claim, and if the Company elects to acquire the Property, the Insured will remain responsible for management and control of the Property until the Company's acquisition thereof, which may be after expiration of the redemption period, but not later than as required by Section 6.4.

If the Company has paid to the Insured a Claim under its percentage guaranty option in Section 6.3 (b), and the related Property is subsequently redeemed by the Borrower, the Insured shall promptly report such redemption to the Company and reimburse the Company for the amount of the Company's Claim payment, to the extent that the sum of the Company's Claim payment and the amount realized by the Insured from the redemption exceeds the Claim Amount, as would have been calculated through the date of redemption.

5.13

Collection Assistance — If the Company so requests, the Insured shall permit the Company to cooperatively assist the Insured in the collection of moneys due under the Loan, including obtaining information from the Borrower, attempting to develop payment schedules acceptable to the Insured, conducting Property inspections and requesting appraisals of the Property.

Form #71-7135 (8/94)

6

Loss Payment Procedure

6.1

Filing of Claim — The Insured shall file a Claim after, but no later than sixty (60) days following, the conveyance to the Insured of Borrower's Title to the Property. If the Insured is not required to have Borrower's Title to file a Claim for a reason described in Section 5.9, then the Claim must be filed (a) within sixty (60) days after the Property is conveyed in a pre-foreclosure sale, at the foreclosure sale, or by exercise of the rights of redemption or (b) at the time specified by Section 5.3. If the Insured fails to file a Claim within the applicable time, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but which accrue or are incurred after the sixty (60) day period for filing of a Claim.

If the Insured fails to file a Perfected Claim within one hundred eighty (180) days after the filing of the Claim (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

6.2

Calculation of Claim Amount — Subject to Sections 7.5 and 5.3, the Claim Amount will be an amount equal to the sum of:

a.

The amount of unpaid principal balance due under the Loan as of the date of Default without capitalization of delinquent interest, penalties or advances; and

b.

The amount of accrued and unpaid interest due on the Loan computed at the contract rate stated in the Loan through the date that the Claim is filed with the Company, but excluding applicable late charges, penalty interest or other changes to the interest rate by reason of Default; and

c.

The amount of advances incurred by the Insured under Section 5.7 prior to filing of the Claim (except to Persons employed or controlled by the Insured or the Owner of the Loan or their other internal costs) provided that:

1.

Attorney's fees advanced for completion of Appropriate Proceedings and obtaining Possession of the Property will not be allowed to the extent they exceed three percent (3%) of the sum of the unpaid principal balance and the accrued and accumulated interest due; and

2.

Such advances, other than attorney's fees, must have first become due and payable after the Default, and payment of such advances must be prorated through the date the Claim is filed with the Company;

less:

(i)

The amount of all rents and other payments (excluding proceeds of a sale of the Property and the proceeds of fire and extended coverage insurance) collected or received by the Insured, which are derived from or in any way related to the Property;

(ii)

The amount of cash remaining in any escrow account as of the last payment date;

(iii)

The amount of cash or other collateral to which the Insured has retained the right of possession as security for the Loan;

(iv)

The amount paid under applicable fire and extended coverage policies which are in excess of the cost of restoring and repairing the Property, if the Property is damaged, and which has not been paid to the Borrower or applied to the payment of the Loan as required by the terms of the Loan; and

(v)

Any other amounts claimed by the Insured to the extent they are excluded from the Claim Amount by reason of Section 4.

6.3

Payment of Loss; Company's Options — Within the Settlement Period, but only if the Insured has satisfied all requirements for a payment of Loss and if the Company has received a Perfected Claim, the Company shall at its sole

Form #71-7135 (8/94)

option exercise its:

a.

Property acquisition settlement option.  Pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 6.2 for the Company's acquisition of the Property; or

b.

Percentage guaranty option. Allow the Insured to retain all rights in and title to the Property, and pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 6.2 of this Policy multiplied by the percentage of coverage or as otherwise calculated as specified in the Certificate. However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the percentage guaranty option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

c.

Pre-Claim sale option. Pay to the Insured as the Loss the amount calculated in accordance with Section 5.10, if the terms and conditions of Section 5.10 are met.

In addition to the sum due pursuant to the option described above which the Company selects, the Loss payable by the Company will include the other amounts provided for under Sections 6.5 or 7.2 when such Sections are applicable. The Company will deduct from its payment of Loss such amounts as may be permitted by this Policy and the aggregate amounts of any payments of Loss which it had previously made. In the event of a Loss on a Loan with renewal premiums due monthly, which results from a Default covered under Section 2.6(a), the Company shall deduct from the payment of Loss an amount equal to any unpaid renewal premiums for the subject Loan through the end of the monthly renewal period in which such Default occurred.

6.4

Calculation of Settlement Period — The Settlement Period will be a sixty (60) day period after the Company's receipt of a Claim, calculated as follows:

a.

No later than the twentieth (20th) day after filing of a Claim, the Company may notify the Insured of additional documents or information which it requires for processing the Claim. The sixty-day period will be suspended until the Company receives such additional documents and information.  The Company may request additional documents and information after such twenty-day period, and the Insured must use reasonable efforts to satisfy such request.

b.

No later than the sixtieth (60th) day after filing of a Claim, the Company may notify the Insured that it will require access to the Property sufficient to inspect, appraise and evaluate the Property. If the Company does not notify the Insured by that date, its right to such access will be deemed waived. If such notice is given, the Insured will use its best efforts to provide access to the Company and, if access is not then available, the sixty day period will be suspended from the date such notice was given until the Company receives notice from the Insured that access is available to it. If access is in fact not available when sought by the Company after such notice from the Insured, the Company will promptly notify the Insured of such unavailability, and the passage of the sixty day period will remain suspended as if the Insured's notice of availability had not been given to the Company.

c.

If the Company has elected to acquire the Property in settlement of a Claim, the sixty day period also will be suspended if necessary for there to be a period of ten (10) days after the date on which the Insured satisfies all conditions to acquisition, including any required restoration of the Property, for the Insured's delivery of a recordable deed and title policy or opinion evidencing Good and Merchantable Title (not subject to any rights of redemption, unless the Company waives such requirement) and, if applicable, delivery of Possession to the Property.

d.

If the sixty day period is suspended for more than one reason, the resulting suspended periods will only be cumulative if in fact they occur at different times; to the extent they occur simultaneously, they will not be cumulative.

6.5

Payment by the Company After the Settlement Period — If the Company has not paid a Loss during the Settlement

Form #71-7135 (8/94)

Period, then (a) the Company will include in its payment of Loss, if a Loss is ultimately payable, simple interest on the amount payable accruing after the Settlement Period to the date of payment of Loss at the applicable interest rate or rates which would have been payable on the Loan during such period, and (b) the Company will no longer be entitled to acquire the Property as an option for payment of the Loss.

The Company must either pay the amount of applicable Loss (including any additional applicable interest as computed above) or deny the Claim in its entirety within (a) one hundred twenty (120) days after expiration of the Settlement Period, or (b) if the Settlement Period has not expired, no later than one hundred eighty (180) days after filing of the Claim. If at a later date it is finally determined by agreement between the Insured and the Company (or by completion of legal or other proceedings to which the Insured and the Company are parties) that the Company was not entitled to deny all or a portion of the Claim, the Company will include in any resulting subsequent payment of Loss interest as calculated above through the date of such payment on the amount of Loss which the Company was not entitled to deny.

6.6

Discharge of Obligation — Payment by the Company of the amount of Loss required to be paid in accordance with this Policy will be a full and final discharge of its obligation with respect to such Loss under this Policy.

7

Additional Conditions

7.1

Proceedings of Eminent Domain — In the event that part or all of a Property is taken by eminent domain, or condemnation or by any other proceedings by federal, state or local governmental unit or agency, the Insured must require that the Borrower apply the maximum permissible amount of any compensation awarded in such proceedings to reduce the principal balance of the Loan, in accordance with the law of the jurisdiction where the Property is located.

7.2

Pursuit of Deficiencies

a.

The Insured will be entitled to pursue Appropriate Proceedings, or shall at the direction of the Company pursue Appropriate Proceedings through the end of the Settlement Period, which may result in the Borrower becoming liable for a deficiency after completion of the Insured's acquisition of a Property. Such pursuit may not be directed by the Company unless such deficiency is estimated to exceed $7,500.  If the Company proposes to pursue a deficiency judgment, in whole or in part for its account, it will notify the Insured at least thirty (30) days before the foreclosure sale. If the Company does not so notify the Insured, the deficiency judgment, if established by the Insured, will be solely for the account of the Insured, and the Company will not be subrogated to any rights to pursue the deficiency judgment.

b.

The following provisions will apply if, in completing Appropriate Proceedings there are additional expenses advanced pursuant to Section 5.7 or additional interest accrued on the Loan, due to (1) an additional redemptive period or a delay in acquisition of Borrower's Title, which period or delay is directly related to establishing the deficiency judgment or (2) legal proceedings which are necessary to establish and pursue the deficiency judgment and which would not otherwise be the custom and practice used.

i.

If the deficiency judgment is to be established, in whole or in part, for the account of the Company, the Company must pay the Insured at the time of payment of the Claim, regardless of which settlement option the Company has selected, the full amount of:

(A)

such additional expenses advanced pursuant to Section 5.7 by the Insured; and

(B)

such additional interest accrued on the unpaid principal balance of the Loan at the contract rate stated in the Loan, but excluding applicable late charges, penalty interest, or other changes to the interest rate by reason of Default.

ii.

If the deficiency judgment is not to be established, in whole or in part, for the account of the Company, none of the additional interest or expenses of the type described in subparagraph (i) above will be includable in the Claim Amount or payable at any time by the Company.

Form #71-7135 (8/94)

iii.

For purposes of determining the additional expenses described in subparagraph (i) above resulting from pursuing the deficiency judgment, the limitation on attorneys' fees in Section 6.2 will not apply.

iv.

All of the additional interest, expenses, attorney's fees and court expenses described in subparagraph (i) above will be accrued or advanced only through acquisition of Borrower's Title, including any additional redemptive period.

c.

The Company and the Insured may agree generally or with respect to a Loan to different terms and conditions than set forth in this Section 7.2. The Company and the Insured also may agree to the joint pursuit or other arrangements for the collection of deficiency judgments on mutually acceptable terms and conditions.

7.3

Subrogation — Subject to Section 7.2(a), and only to the extent that the Company is entitled under applicable law to pursue such deficiency rights, the Company will be subrogated, upon payment of the Loss, in the amount thereof and with an equal priority to all of the Insured's rights of recovery against a Borrower and any other Person relating to the Loan or to the Property. The Insured must execute and deliver at the request of the Company such instruments and papers and undertake such actions as may be necessary to transfer, assign and secure such rights. The Insured shall refrain from any action, either before or after payment of a Loss, that prejudices such rights.

7.4

Policy for Exclusive Benefit of the Insured and the Owner — A Commitment and Certificate issued as the result of any Application submitted hereunder and the coverage provided under this Policy will be for the sole and exclusive benefit of the Insured and the Owner of the related Loan, and in no event will any Borrower or other Person be deemed a party to, or an intended beneficiary of, this Policy or any Commitment or Certificate.

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance — If under applicable insolvency or bankruptcy law, a Loan's principal balance secured by a Property is reduced (after all appeals of such reduction are final or the time for such appeals has lapsed without appeal), the portion of such principal balance of the Loan not secured by the Property, and related interest, will be includable in the Claim Amount, as provided in this Section 7.5.

If a Default occurs on the Loan, the Insured has acquired Borrower's Title or Good and Merchantable Title to the Property as required by this Policy, and all other requirements for filing of a Claim are complied with, the Insured will be entitled to include in the Claim Amount (a) the amount of the principal balance of the Loan which was deemed unsecured under applicable insolvency or bankruptcy law, less any collections or payments on such unsecured principal balance received by the Insured, and (b) interest thereon at the rate and as computed in Section 6.2, from the date of Default giving rise to the Claim (but for no prior period). In no event will any expenses or other amounts associated with the amount by which the principal balance of the Loan became unsecured be includable in the Claim Amount, directly or by an addition to the principal balance includable in the Claim Amount.

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured

a.

Unless prohibited by applicable law, all controversies, disputes or other assertions of liability or rights arising out of or relating to this Policy, including the breach, interpretation or construction thereof, shall be settled by arbitration.  Notwithstanding the foregoing, the Company or the Insured both retain the right to seek a declaratory judgement from a court of competent jurisdiction on matters of interpretation of the Policy. Such arbitration shall be conducted in accordance with the Title Insurance Arbitration Rules of the American Arbitration Association in effect on the date the demand for arbitration is made, or if such Rules are not then in effect, such other Rules of the American Arbitration Association as the Company may designate as its replacement.

The arbitrator(s) shall be neutral person(s) selected from the American Arbitration Association's National Panel of Arbitrators familiar with the mortgage lending or mortgage guaranty insurance business. Any proposed arbitrator may be disqualified during the selection process, at the option of either party, if they are, or during the previous two (2) years have been, an employee, officer or director of any mortgage guaranty insurer, or of any entity engaged in the origination, purchase, sale or servicing of mortgage loans or mortgage-backed securities.

b.

No suit or action (including arbitration hereunder) brought by the Insured against the Company with respect

Form #71-7135 (8/94)

to the Company's liability for a Claim under this Policy shall be sustained in any court of law or equity or by arbitration unless the Insured has substantially complied with the terms and conditions of this Policy, and unless the suit or action is commenced within three (3) years (five (5) years in Florida or Kansas) after the Insured has acquired Borrower's Title to the Property or sale of the Property approved by the Company is completed, whichever is applicable to a Loan. No such suit or action with respect to a Claim may be brought by the Insured against the Company until sixty (60) days after such acquisition of Borrower's Title or sale, as applicable to a Loan.

c.

If a dispute arises concerning the Loan which involves either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false or fraudulent. The Company is not required to defend any lawsuit involving the Insured, the Property or the Loan.

7.7

Release of Borrower; Defenses of Borrower — The Insured's execution of a release or waiver of the right to collect any portion of the unpaid principal balance of a Loan or other amounts due under the Loan will release the Company from its obligation under its Certificate to the extent and amount of said release.  If, under applicable law, the Borrower successfully asserts defenses which have the effect of releasing, in whole or in part, the Borrower's obligation to repay the Loan, or if for any other reason the Borrower is released from such obligation, the Company will be released to the same extent and amount from its liability under this Policy, except as provided by Section 7.5.

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

a.

The Company reserves the right to amend the terms and conditions of this Policy from time to time; provided, however, that any such amendment will be effective only after the Company has given the Insured written notice thereof by endorsement setting forth the amendment.  Such amendment will only be applicable to those Certificates where the related Commitment was issued on or after the effective date of the amendment.

b.

No condition or requirement of this Policy will be deemed waived, modified or otherwise compromised unless that waiver, modification or compromise is stated in a writing properly executed on behalf of the Company. Each of the conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one will not be construed as a waiver, modification or compromise of any other.

c.

No right or remedy of the Company provided for by this Policy will be exclusive of, or limit, any other rights or remedies set forth in this Policy or otherwise available to the Company at law or equity.

d.

As used in this Policy, the term "include" or "including" will mean "include or including, without limitation."

7.9

No Agency — Neither the Insured, any Servicer or Owner, nor any of their employees or agents, will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents, will be deemed for any reason to be agents of any Insured, Servicer or Owner.

7.10

Successors and Assigns — This Policy will inure to the benefit of and shall be binding upon the Company and the Insured and their respective successors and permitted assigns.

7.11

Applicable Law and Conformity to Law — All matters under this Policy will be governed by and construed in accordance with the laws of the jurisdiction in which the office of the original Insured on a Certificate is located. Any provision of this Policy which is in conflict with any provision of the law of such jurisdiction is hereby amended to conform to the provisions required by that law.

7.12

Notice — All claims, premium payments, tenders, reports, other data and any other notices required to be submitted to the Company by the Insured must be sent to the Company at MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI 53202.  The Company may change this address by giving written notice to the Insured.  Unless the Insured otherwise notifies the Company in writing, all notices to the Insured must be sent to the address on the face of this Policy or, if the Insured is not located at such address, to the last known address of the Insured.

Form #71-7135 (8/94)

All notices under this Policy, whether or not identified in this Policy as required to be in writing, will be effective only if in writing and only upon receipt thereof.  Written notices may instead be given in the form of telecopy or, if acceptable to the Company (for notices given to the Company) or to the Insured (for notices given to the Insured) in the form of computer tape or computer-generated or any other electronic message.  A telecopy or such tape or message shall be effective only when received. The Company and the Insured may mutually agree that notices will be sent to any additional Person. Except as expressly agreed to by the Company and the Insured, no liability shall be incurred by the Company for the failure to give a notice to a Person other than the Insured.

7.13

Reports and Examinations — The Company may request, and the Insured must provide, such files, reports or information as the Company may deem necessary pertaining to any Loan, and the Company will be entitled to inspect the files, books and records of the Insured or any of its representatives pertaining to such Loan.

7.14

Electronic Media — The Company and the Insured may, from time to time, deliver or transfer information, documents or other data between them by electronic media acceptable to them. In addition, the Company and the Insured may maintain information, documents or other data on electronic media or other media generally accepted for business records, including microfiche.  Such electronic or other media will be as equally acceptable for all purposes between the Insured and the Company as information, documents or other data maintained in printed or written form.

Form #71-7135 (8/94)

Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201-0488	MGIC

_______________________________

Master Reporting Program Endorsement

_______________________________

Policy Issued To:	Attached to and Forming Part of Master Policy Number:

U. S. Bank N. A. as Trustee for the Finance	22-590-4-2930
America Mortgage Loan Trust Mtg Pass-Thru
Certificates, Series 2004-1
60 Livingston Avenue	Effective Date of Policy:
St. Paul, Minnesota 55107	May 1, 2004

The purpose of this Endorsement is to amend terms and conditions of the Policy to provide for the insurance of Loans under the Master Reporting Program made available by the Company to certain Insureds to whom this Endorsement is issued. An Insured will be entitled to submit Loans for insurance under this Endorsement unless this Endorsement is revoked by the Company. The Company reserves the right to revoke this Endorsement immediately upon written notice to the Insured. This Endorsement will apply only to a Loan which is identified by the Company as being insured under the Master Reporting Program. To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The Policy is amended by adding, deleting, or amending the following terms and conditions, as indicated:

A.

The following additional definitions are added to Section 1 of the Policy:

1.27

Eligibility Criteria means the requirements established by the Company from time to time applicable to the origination of a Loan (including approved mortgage loan programs, maximum loan-to-value ratios and original principal amounts, coverage limitations and underwriting requirements) and of which the Company notifies the Insured, as the same may be amended from time to time by the Company on prior written notice to the Insured.

1.28

Transmittal means the information and format designated as such by the Company which requests or directs the Company to issue its Commitment and tender its Certificate with respect to the Loan identified therein, which may be identified by the title "Transmittal" and which includes all data and information and all exhibits and documents furnished in connection therewith to the Company. Whenever the term "Application" is used in this Policy, the term "Transmittal" and its definition will be substituted therefor.

1.29

Loan File means, with respect to a Loan, copies of all documents (including all data and information in electronic format) created or received in connection with the origination and closing of the Loan, including the Borrower's loan application, purchase contract, appraisal, credit report, verifications of employment, income and deposit, and HUD-1 or other settlement statement.

B.

Sections 2.1 through 2.4 of the Policy are deleted in their entirety and replaced with the following:

2.1

Loan Underwriting and Obtaining Coverage , This Policy shall automatically extend to each Loan which the Insured makes, provided that it is made in accordance with the terms and provisions of this Policy, including the Eligibility Criteria, and is evidenced by a Certificate issued by the Company. In order to obtain coverage under this Policy for a Loan, the Insured or the Person acting on its behalf must submit a duly completed Transmittal to the Company within thirty (30) days after the Insured makes the Loan (or such longer period as allowed by the Company), and the Company shall then issue a Commitment and Certificate, if all applicable requirements are satisfied.

If the Insured or the Person acting on its behalf subsequently denies the mortgage loan application received by it from the applicant, the Insured will be responsible for notifying the applicant in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

2.2

Representations of the Insured , The Insured represents to the Company that:

a.

All statements made and information provided to the Company in a Transmittal or in a Commitment or Certificate (including as such is related to continuation of coverage upon assumption of a Loan) are supported by statements and information in the Loan File;

b.

All statements made and information provided to the Company in the Transmittal or in any Commitment or Certificate when provided to the Company or in the Loan File when the Loan is closed by the Insured are not false or misleading in any material respect as of such date(s) and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s); and

c.

The Loan complies with the Eligibility Criteria in effect at the time the Transmittal is submitted to the Company.

The foregoing representations will apply to all statements and information provided to the Company in the Transmittal, Commitment or Certificate or Loan File, whether made or submitted by the Insured, the Borrower or any other Person, and will be deemed to have been made and provided for and on behalf of the Insured. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

It is understood and agreed that such statements and information in the Transmittal, Commitment or Certificate, or Loan File in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance on the accuracy and completeness of such statements and information submitted to it; and the Company's reliance on the representations in this Section 2.2 survive the issuance of a Commitment and Certificate or such continuation of coverage and any later review or audit of the Insured's files by the Company. Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2.

2.3

Company's Remedies for Misrepresentation , Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or recision, the Company shall return at that time all paid premiums retroactively to such applicable date.

2.4

Incontestability for Certain Misrepresentations , Notwithstanding Sections 2.2 and 2.3, no Claim for Loss will be denied or adjusted, nor will such Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or information provided, or of statements or information omitted) contained in a Transmittal or the related Loan File, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

a.

The misrepresentation must not have been knowingly made, or knowingly participated in, by:

1.

The Insured or any other Person which originated the Loan; or

2.

Any other of the following Persons:

i)

correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

ii)

escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

b.

This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a) above), there are one or more material misrepresentations in a Transmittal or Loan File (i) with respect to three or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same borrower or same other Person (including any other Person acting directly or indirectly in concert).

c.

This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation covered by this Section 2.4.

d.

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

C.

Section 2.12 of the Policy is added with the following:

2.12

Post Underwriting Review and Copies of Loan Files --- The Company or representatives designated by it will have the right, from time to time, upon thirty (30) days advance notice to the Insured, to conduct a post underwriting review (including inspection) of the Loan Files and other information, papers, files, documents, books, records, agreements, and electronically stored data prepared or maintained by or in the possession or under the control of the Insured pertaining to or in connection with Loans insured under this Policy. The Company will have the right to conduct the review on the Insured's premises during normal business hours. The Insured must cooperate fully with the review. In addition, either in connection with such review or separately, the Company will have the right upon thirty (30) days prior written notice to obtain from the Insured a copy of the Loan File for any Loan for which a Commitment or Certificate has been issued pursuant to this Policy. If for any reason the Insured fails to provide a copy of a Loan File at the time of the Company's review or upon the Company's other notice, the Company will provide a second notice to the Insured, allowing the Insured to provide it within an additional thirty (30) day period. If for any reason the Insured fails to provide a copy of a Loan File within the additional thirty day period, then, at the Company's option, the Company will have the right to cancel coverage under the related Certificate.

D.

Section 4.8 is deleted in its entirety and replaced with the following:

4.8

Down Payment , Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Transmittal or Loan File.

E.

Section 4.11 of the Policy is added with the following:

4.11

Non-Eligible Loans , Any Loan that did not meet the Eligibility Criteria in effect at the time the related Transmittal was submitted to the Company.

F.

Section 7.9 of the Policy is deleted in its entirety and replaced with the following:

7.9

No Agency , Neither the Insured, any Servicer, or Owner nor any of their employees or agents (including the Persons underwriting the Loan on behalf of the Insured) will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents, will be deemed for any reason to be   agents of any Insured, Servicer or Owner.

All terms capitalized herein will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Mortgage Guaranty Insurance Corporation MGIC 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201-0488

_______________________________

Endorsement to Mortgage Guaranty Master Policy
(Incontestability for Master Reporting Program)

_______________________________

Policy Issued To:	Attached to and Forming Part of Master Policy Number:
U. S. Bank N. A. as Trustee for the Finance	22-590-4-2930
America Mortgage Loan Trust Mtg Pass-Thru
Certificates, Series 2004-1
60 Livingston Avenue	Effective Date of Policy:
St. Paul, Minnesota 55107	May 1, 2004

The purpose of this Endorsement is to amend terms and conditions of the Master Program Reporting Endorsement (Form #71-7139 (8/94)) to the Mortgage Guaranty Master Policy (Form #71-7135 8/94)) as it relates to Section 2.4 of such Policy. An Insured will be entitled to submit Loans for insurance subject to this Endorsement unless this Endorsement is revoked by the Company. The Company reserves the right to revoke this Endorsement for future mortgage loans submitted to it, effective upon written notice to the Insured. This Endorsement will apply only to a Loan which is underwritten by the Insured in accordance with the Policy, as amended by the Company's Master Reporting Program (Delegated Underwriting Program). To the extent of any inconsistency or conflict between the terms of the Policy, as so amended, and this Endorsement, this Endorsement will control. The terms and conditions of the Policy, as so amended, shall apply to a Loan insured under this Endorsement, but with the Policy amended by adding, deleting, or amending the following terms and conditions, as indicated.

Notwithstanding that under any other endorsement to the Policy Section 2.4 of the Policy and of the Master Reporting Program Endorsement (Form #71-7139 (8/94)) have been deleted, Section 2.4 of the Master Reporting Program Endorsement is replaced in its entirety with the following:

2.4

Incontestability for Certain Misrepresentations --- Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in a Transmittal or the related Loan File, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

a.

The misrepresentation must not have been knowingly made, or knowingly participated in, by:

1.

The Insured or any other Person which originated the Loan; or

2.

Any other of the following Persons:

i)

appraiser, correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

ii)

escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

b.

The Borrower must have made twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds.

A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due. The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Transmittal.

c.

This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a)), there are one or more material misrepresentations in an Application or Transmittal (i) with respect to three (3) or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same Borrower or same other Person (including any other Person acting directly or indirectly in concert).

d.

This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation which is subject to this Section 2.4.

e.

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

All terms capitalized will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201-0488	MGIC

_______________________________

Endorsement to Mortgage Guaranty Master Policy

_______________________________

Policy Issued To:	Attached to and Forming Part of Master Policy Number:

U. S. Bank N. A. as Trustee for the Finance	22-590-4-2930
America Mortgage Loan Trust Mtg Pass-Thru
Certificates, Series 2004-1
60 Livingston Avenue	Effective Date of Policy:
St. Paul, Minnesota 55107	May 1, 2004

The purpose of this Endorsement is to amend terms and conditions of the Policy to provide for the insurance of Loans which may be in addition to other mortgage guaranty insurance coverage separately in effect for each of such Loans. This Endorsement will apply to all Loans insured under the Policy. To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The terms and conditions of the Policy shall apply to a Loan insured under this Endorsement, but with the Policy amended by adding, deleting, or amending the following terms and conditions, as indicated:

I.	Primary Policy
	A.	The following definitions are added to the Policy:

1.30

"Original LTV" means the ratio of the principal balance of a Loan at its origination to the Value of the Property, as calculated according to the Company's standard procedures.

1.31

"Primary Policy" means the policy or guarantee issued by a mortgage guaranty insurance company approved for insurance of mortgage loans sold to either the Federal National Mortgage Association ("Fannie Mae"), or the Federal Home Loan Mortgage Corporation ("Freddie Mac"), which provides the minimum coverage required by Section 5.14 hereof, and under a form of policy approved by Fannie Mae or Freddie Mac and in general use for the mortgage loans sold to Fannie Mae or Freddie Mac, as applicable. Upon the Company's request, from time to time, the Insured shall provide to the Company a copy of the form of each Primary Policy under which it obtains coverage.

1.32

"Per Loan Loss Percentage" means the indicated percentage as set forth for a Loan on such Certificate.

B.

The following additional exclusions from coverage contained in new Sections 4.11 and 4.12 are added to the Policy:

4.11

Coverage Required Under Primary Policy — Any Claim, if for any reason coverage under a Primary Policy described in Section 5.14 was not in effect at the time of conveyance of the Property as described in Section 6.1 of this Policy.

4.12

Payment of the Full Benefit of the Primary Policy — Any portion of any Claim for Loss to the extent the Insured under the related Primary Policy has not received the amount of the full benefit of the percentage option claim payment under the Primary Policy (irrespective of the reason or cause, including insolvency of the Primary Policy insurer or failure of the Insured to comply with the terms and conditions of the Primary Policy), assuming that all the terms and conditions of the Primary Policy were fully complied with.

C.

Section 5.8 is amended by adding a new subparagraph (f) as follows:

f.

A copy of the claim and evidence of the payment of, and any adjustments to, the claim under the Primary Policy, and other information related to such Primary Policy as the Company may reasonably request.

Form #71-70178 (7/03)

D.

The following additional condition precedent to payment of Claim, in new Section 5.14, is added to the Policy:

5.14

Coverage Required Under Primary Policy — Except as hereinafter provided, the Insured shall have coverage in full force and effect under a Primary Policy at the time of conveyance of the Property as described in Section 6.1 of this Policy, which provides coverage against loss resulting from a Borrower's Default. The Primary Policy shall, as a minimum, provide coverage on the principal amount of the Loan for those Loans as set forth on the applicable Certificate and in at least the coverage percent as set forth on such Certificate.

Coverage of a Loan under a Primary Policy must remain in force until cancellation thereof is required under applicable law.

E.

Section 6.1 is deleted in its entirety and replaced with the following:

The Insured must submit and settle its claim under a Primary Policy before a Claim on such Loan may be filed under this Policy, and the Insured shall file a Claim after, but no later than ninety (90) days following, the conveyance to the Insured of Borrower's Title to the Property, and the settlement of the claim under the Primary Policy, whichever is later. If the Insured is not required to have Borrower's Title to file a Claim for a reason described in Section 5.9, then, for purposes of the preceding requirements in which reference is made to a period of ninety (90) days following the conveyance to the Insured of Borrower's Title to the Property, in lieu ofsuch reference shall be substituted, as applicable, (a) ninety (90) days after the Property is conveyed in a pre-foreclosure sale, at the foreclosure sale, or by exercise of the rights of redemption or (b) the time specified by Section 5.3. If the Insured fails to file a Claim within the applicable time, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but which accrue or are incurred after the ninety (90) day period for filing of a Claim.

If the Insured fails to file a Perfected Claim within one hundred eighty (180) days after the filing of a Claim (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

F.

The introduction to Section 6.2 is deleted in its entirety and replaced with the following:

6.2

Calculation of Claim Amount — Subject to Sections 7.5 and 5.3, and the requirement for a Primary Policy, if any, the Claim Amount will be an amount equal to the sum of:

G.

Section 6.2 is amended by deleting "and" after subparagraph (iv) and inserting "; and" in place of the period at the end of (v), and by adding a new subparagraph (vi) as follows:

(vi).

The greater of the amount of any claim payment pursuant to a Primary Policy which the Insured received, or which the Insured should have received in order for the exclusion under Section 4.12 of this Policy not to have applied.

H.

Section 6.3(b) is deleted in its entirety and replaced with the following:

b.

Per Loan Loss Percentage Option. In the event the Company does not acquire the Property, allow the Insured to retain all rights and title to the Property and pay to the Insured as the Loss the lesser of: (i) the difference between the Claim Amount calculated in accordance with Section 6.2 and the amount realized by the Insured pursuant to its sale, if any, of the Property as provided in Section 5.10 and (ii) the Per Loan Loss Percentage option which shall be calculated by multiplying the applicable Per Loan Loss Percentage for such Loan times the Claim Amount (without any reduction for the Primary Policy claim payment pursuant to Section 6.2(vi)). However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the Per Loan Loss Percentage option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

I.

The following is added at the end of Section 6.3:

Without limiting the requirements and conditions to filing and payment of a Claim contained in this Policy, if the Property has been acquired by the insurer under a Primary Policy, no Loss shall be payable under this Policy. For purposes of this Policy any references to "percentage guaranty option" shall be to the "Per Loan Loss Percentage guaranty option".

Form #71-70178 (7/03)

II.

Other Provisions

A.

Section 1.13 of the Policy is deleted in its entirety and replaced with the following:

1.13

Insured means:

a.

The Person designated on the face of this Policy; or

b.

Any Person to whom coverage has been assigned as permitted by Section 3.5 resulting in a change in the Insured named on a Certificate in accordance with this Policy.

B.

Section 1.24 is amended by adding the following sentence at the end thereof:

"For purposes of this Policy, the term "Servicer" shall include the master servicer for a Loan of whom the Company has been notified, as well as any servicer acting on behalf of the master servicer of whom the Company has been notified."

C.

Section 2.3 of the Policy is amended to read in its entirety as follows:

2.3

Company's Remedies for Misrepresentation -- Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim with respect to such Loan, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate with respect to such Loan retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation with respect to such Loan). In the case of such cancellation or recission, the Company shall return at that time all paid premiums retroactively to such applicable date.

D.

Section 2.4 and all references thereto in the Policy are deleted in their entirety.

E.

Section 2.6a. of the Policy is amended to read in its entirety as follows:

a.

The Company must give the Insured prior notice of the due date for payment of the applicable premium payable for coverage of all Loans insured under this Policy. The entire premium for all Loans must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment, except that if a Default on a Loan occurs between the last date through which the applicable monthly renewal premium has been paid and the end of such grace period, the Insured shall not be required to pay monthly renewal premiums in connection with such Loan, and coverage of such Default will continue, while such Default exists. If such Default is not cured and results in a Claim, such unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

Upon payment of the entire premium for all Loans within such grace period, this Policy will be in effect for the applicable period of coverage and a Default on a Loan occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered.

If a Default occurs prior to the date through which the entire premium for all Loans has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium on such Loan in Default shall be due in order to maintain coverage of such Default. If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable (unless previously paid by the Insured) within forty-five (45) days or such longer period generally allowed by the Company after notice from the Company in order to continue coverage.

If the entire premium for all Loans is not paid within the grace period, at the option of the Company, the coverage of this Policy and the Company's liability as to all Loans will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any existing or future Defaults on any of the Loans will not be covered under this Policy.

Form #71-70178 (7/03)

Notwithstanding the foregoing, the Insured shall remain obligated to continue coverage in effect and pay any premium which is due, as required by Section 2.8 of this Policy.

F.

Section 2.8 is amended to read in its entirety as follows:

2.8

Cancellation by the Insured of a Certificate — withstanding any provision to the contrary in this Policy, the Insured shall be obligated to maintain coverage of a Certificate for a Loan and to pay corresponding premiums for continuation of such coverage for each month or partial month coverage is in effect unless or until (a) the Loan is paid in full or (b) the ratio of the outstanding principal balance of the Loan to the Value (as defined in Section 1.26 of the Policy) of the Property securing the Loan is at least five (5) percentage points less than the Original LTV minus the percentage of coverage for such Loan under this Policy or (c) if otherwise permitted in writing by the Company. Subject to the foregoing obligation of the Insured to maintain coverage, the Insured may obtain cancellation of coverage on a Loan by making a written request to the Company for cancellation of coverage on the Loan. However, no refund will be paid upon cancellation of coverage on a Loan. Cancellation of coverage on a Loan will not cancel this Policy.

G.

Section 3.5 is amended to read in its entirety as follows:

3.5

Change of Insured — Change of Insured shall only be allowed if advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company). If coverage of a Loan is to be assigned or transferred by the Insured to a new Insured, the Insured shall request the Company's approval thereof and if the Company approves the change of Insured, the Company shall, thereafter, change its records to identify the new Insured for such Loan. Notwithstanding the foregoing, upon notice to the Company, the Insured may transfer coverage of a Loan to the Owner thereof or, upon the securitization of a Loan, to any trustee in such securitization, in each case without the prior approval of the Company; provided, however, that if in connection therewith there is a change in Servicer or if the servicing of the Loan is assumed by the new Insured or another Person, Section 3.4 of this Policy shall apply and the approval by the Company of such new Servicer, Insured or other Person shall be required.

H.

With reference to the Master Reporting Program Endorsement (Form #71-7139 (8/94)):

1.

In the first sentence of Section 2.1 the word "makes" is deleted and replaced with "submits for coverage under this Policy" and in the second sentence of Section 2.1, after the word "makes" is inserted "or purchases".

2.

In Section 2.2 (b), the word "contained" is inserted before "in the Loan File" and the words "by the Insured" are deleted; and in the first sentence of the second paragraph of Section 2.2, after the words "Certificate or" and before "Loan File" is inserted "contained in the".

3.

Section 2.3 shall be replaced by Section 2.3 of the Policy, as amended by this Endorsement.

4.

Section 2.4 and all references thereto in the Policy are deleted in their entirety.

All terms capitalized will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Form #71-70178 (7/03)

Mortgage Guaranty Insurance Corporation	MGIC
Steven M. Thompson Vice President Risk Management

May 24, 2004

Ms. Ellen Kiernan	Ms. Sheryl Christopherson
Lehman Brothers, Inc.	U. S. Bank National Association as Trustee for
745 7th Avenue	Finance America Mortgage Loan Trust 2004-1
7th Floor	60 Livingston Avenue
New York, New York 10019	St. Paul, Minnesota 55107

RE:

Terms for MGIC Mortgage Insurance Coverage (“Coverage") on Approximately

$213.2 Million in Principal Balances of Mortgage Loans (the “Insurable Loans”)

to be included in the Trust known as the Finance America Mortgage Loan Trust

2004-1 (the "Trust")

Dear Ms. Kiernan and Ms. Christopherson:

Mortgage Guaranty Insurance Corporation (“MGIC”) has reviewed the information provided by Lehman Brothers, Incorporated ("Lehman") concerning the Insurable Loans and is providing pricing and terms to issue lender-paid first lien Coverage under the Master Policy (as defined below) on the loans contained within the portfolio. This proposal is subject to the following terms and conditions:

1.

Portfolio Size. MGIC has identified the following Insurable Loans from the Final File (as defined below) submitted by Lehman:

Insurable Loans (Current LTV[1]>80)	$ Volume
943	$213,264,397.71

The actual size of the final portfolio of Insured Loans as defined below may be slightly smaller based on recent prepayments, delinquencies, and/or additional screening of loan eligibility.

________________

1

For purposes of this letter, an Insurable Loan’s “Current LTV” means the ratio, expressed as a percentage, of the Insurable Loan’s principal balance as of the close of business on May 1, 2004 to the Value of the related property at origination.

MGIC Plaza, P.O. Box 488, Milwaukee, Wisconsin 53201-0488, (414) 347-6893
WATS (800) 558-9900, FAX (414) 347-6854

Mortgage Guaranty Insurance Corporation	MGIC

2.

Loan Coverage. Lender-paid Coverage will be issued by MGIC on each Insurable Loan that meets the applicable Eligibility Criteria (as set forth in Section 10 below). The Coverage percent for an Insurable Loan is calculated as the Original LTV2 minus sixty percent (60%) divided by the Original LTV ratio, with the result rounded to the next highest whole number.  Example:

Original LTV = 87.49  (expressed as a percentage)

Original LTV = .8749  (expressed as a ratio)

Coverage percentage  = (87.49 — 60)/.8749)  = 31.4207 = 32

3.

Premium. U. S. Bank National Association (U. S. Bank) in its capacity as Trustee and Insured shall pay or cause to be paid in arrears a nonrefundable monthly premium for the Coverage. Such premium shall be calculated at an annualized premium rate of 170 basis points applied to the unpaid principal balance of each Insured Loan determined as of the beginning of the prior calendar month.  For purposes of this letter, “Insured Loan” means an Insurable Loan as to which Coverage under the Master Policy (as defined below) is issued by MGIC.

U. S. Bank shall provide or cause to be provided to MGIC on a monthly basis via computer file (in a mutually acceptable format), the unpaid principal balance, MGIC certificate number, lender loan number, and premium due for each Insured Loan.

The premium rate quoted in this paragraph does not include premium taxes that are required to be paid by the Insured in the States of Kentucky and West Virginia.  The Final File includes Insurable Loans in the States of Kentucky and West Virginia. The tax rates generally range from 1.0% — 17% of the premium paid, and such rates shall be provided with respect to any Insured Loans on a loan-level basis to the Insured or its designee by MGIC.

With respect to all Insured Loans, Lehman represents and warrants that (a) the borrower will not be charged a separate or identified amount as payment or reimbursement for premiums for Coverage and that such premiums will be paid from funds of the Insured or persons other than the borrower, and (b) that the Coverage will either not be subject to the Homeowners Protection Act of 1998 or will be “lender paid mortgage insurance” thereunder. In addition, with respect to any Insured Loan secured by a property in New York State for which, at the effective date of Coverage or at any time while the Master Policy is in effect for such Insured Loan, the ratio of the unpaid principal balance of such Insured Loan to the Value of the related property at origination is less than 75%, Lehman represents and warrants that all premiums for Coverage will not be paid by the borrower, directly or indirectly, including, for example, by a higher interest rate or other charges. It is acknowledged that these representations and warranties are relied upon by MGIC in insuring such Insured Loans because they relate to the maintenance of Coverage of such Insured Loans under the Master Policy.

____________________

2

For purposes of this letter, an Insurable Loan’s “Original LTV” means the ratio, expressed as a percentage, of the initial principal balance of the Insurable Loan at origination to the Value of the related property at origination.

Terms for the MGIC Mortgage Insurance Coverage on Mortgage Loans to be included in the Trust known as the Finance America Mortgage Loan Trust 2004-1

2004-04-04

Mortgage Guaranty Insurance Corporation	MGIC

4.

MurrayHill Company. The above pricing is dependent upon the MurrayHill Company or its successor to substantially all of its business serving as the loss mitigation advisor and providing loss mitigation and servicing advisor services throughout the entire effective life of the Coverage on the Insured Loans.  In the event that MurrayHill's services either are not retained or terminate while Coverage on any Insured Loan remains in effect, and the services of MurrayHill are not promptly replaced with another loss mitigation advisor and provider of loss mitigation and servicing advisor services acceptable to MGIC, then in MGIC's sole discretion, the annualized premium rate on each Insured Loan shall increase by .01% (1 bps) for the remaining life of the Coverage on the Insured Loans.  MGIC shall promptly notify the Insured and Lehman of such increase.

5.

Effective Date of Coverage.   Coverage for all Insured Loans shall take effect on May 1, 2004.  The initial monthly premium shall be due on June 25, 2004. Monthly renewal premiums shall be due thereafter on the 25th day (or if that day is not a business day, the next business day) of each month while the Coverage is in effect.

6.

Named Insured.   U. S. Bank, solely in its capacity as Trustee, shall be the named insured under the Master Policy and all Certificates covering the Insured Loans.

7.

Bulk Certificate.  MGIC will provide to the Insured one bulk insurance Certificate for all of the Insured Loans, together with a summary of the coverage information on a loan-by loan basis in an electronic format and thereafter a certificate number for each Insured Loan.  MGIC will not be obligated to issue individual Certificates for each Insured Loan.

Terms for the MGIC Mortgage Insurance Coverage on Mortgage Loans to be included in the Trust known as the Finance America Mortgage Loan Trust 2004-1

2004-04-04

Mortgage Guaranty Insurance Corporation	MGIC

8.

Restrictions on Cancellation and Assignment. The premium rate for loans insured hereunder was calculated based upon a review of information in the file for individual loans and a weighted average of the original loan-to-value ratio ("LTV") of all loans detailed in #1 above. Lehman and the Insured acknowledge that the terms of the Master Policy (as defined below), including the restrictions on cancellation and assignment, were relied upon by MGIC in establishing such premium rate. Lehman and the Insured also agree that the MGIC Coverage to be issued under the Master Policy is non-assignable except as provided for under Endorsement to Mortgage Guaranty Master Policy [#71-70178 (7/03)].

For purposes of Section 3.5 in the Endorsement, MGIC approves assignment of coverage on an individual Insured Loan from the Trustee to Lehman or its affiliate in connection with an Insured Loan repurchased or substituted for by Lehman, and assignment of coverage on all Insured Loans as a group from the Trustee to any successor Trustee, provided, in each such case, that the Trustee promptly notifies MGIC of such assignment.

9.

Cancellation of Policy and Coverage of Insured Loans Upon Termination of Trust. Except as otherwise provided below, in the event that the Trust is terminated for any reason (a “Redemption”), or there are no longer any Insured Loans that are security for, or represented by, the Trust, the Master Policy and the Coverage of all Insured Loans under the Master Policy shall automatically be terminated effective upon such event, without further action being required by either the Insured or MGIC, and any Default on any Insured Loan existing at the time of such termination and any future Default on an Insured Loan will not be covered under the Master Policy, nor will any refund of premium be paid.

Notwithstanding the foregoing, in the event of a Redemption, the Coverage of Loans insured under the Policy shall not automatically terminate if all of the Loans then insured under the Policy, including, but not limited to, all such Loans then in Default, are purchased by Lehman Brothers, its affiliate, or any successor to Lehman Brothers by virtue of merger or consolidation, within thirty (30) days after the effective date of the Redemption and MGIC is promptly notified of such purchase.

Terms for the MGIC Mortgage Insurance Coverage on Mortgage Loans to be included in the Trust known as the Finance America Mortgage Loan Trust 2004-1

2004-04-04

Mortgage Guaranty Insurance Corporation	MGIC

10.

Loan Eligibility Criteria. Under the Master Reporting Program Endorsement [71-7139 (8/94)] “Eligibility Criteria” may be established on the Insured Loans by MGIC upon notice to the Insured.  This letter will serve as such notice for purposes of the Master Policy and will apply to all Insured Loans.  All Insured Loans must meet the following Eligibility Criteria as of the effective date of Coverage:

a)

CLTVs (Combined LTVs). With respect to any Insured Loan, The CLTV (as defined below) may not exceed the Original LTV, except for loans for which the CLTV is specifically disclosed to exceed the Original LTV on the Final File.  The CLTV may not exceed 100% in any case.

The combined loan-to-value ratio ("CLTV") is defined as the ratio, expressed as a percentage, of the sum, as of the date of Insured Loan closing, of (1) the loan amount of the Insured Loan and (2) the outstanding principal balance of any other loan or loans secured by the property which are either (a) subordinated to the lien of the Insured Loan or (b) a second lien loan and are known to Lehman as transmitted in the Final File, divided by the Value of the property.

b)

Debt Ratios. Insured Loans may not have a "Total Debt Ratio" greater than 55%.  As used herein, the term "Total Debt Ratio" shall have the meaning ascribed to such term in the MGIC publication entitled "MGIC's Underwriting Guide" [#71-40600 (1/98)].

c)

Bankruptcies and Foreclosures.

Foreclosures — No borrower on any Insured Loan may have been the subject of a foreclosure proceeding within the 12 months prior to the origination of the Insured Loan.

Bankruptcies — No borrower on any Insured Loan may have been a debtor who was the subject of a bankruptcy proceeding during the 12 months prior to the closing of the loan.

d)

Section 32 (HOEPA) loans.   No Insured Loan can be a loan which would be required to comply with Section 226.32 of the federal truth-in-lending regulations (commonly referred to as a "HOEPA loan").

e)

Delinquencies. All payments due on an Insured Loan must have been made except for a payment with a scheduled due date of April 2, 2004, or later.  In addition, an Insured Loan may not have been 30 days delinquent (as defined below) more than once at any time in the twelve months prior May 1, 2004 and an Insured Loan may not ever have been 60 days delinquent prior to May 1, 2004.

Terms for the MGIC Mortgage Insurance Coverage on Mortgage Loans to be included in the Trust known as the Finance America Mortgage Loan Trust 2004-1

2004-04-04

Mortgage Guaranty Insurance Corporation	MGIC

An Insured Loan is deemed to have been delinquent when any payment was not made by the close of business on the date on which payment was due under the related mortgage note (the scheduled due date).  An Insured Loan is deemed to have been 30 days delinquent if payment had not been received by the close of business on the corresponding day of the month immediately succeeding the month in which payment was first due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly, an Insured Loan is deemed to have been 60 days delinquent if payment had not been received by the close of business on the corresponding day of the second immediately succeeding month.

f)

Single Property.  Insured Loans may be secured by only one property.

g)

Loan Instrument Type.  Insured Loans must be positively amortizing loans or interest-only loans. Negatively amortizing loans are not eligible.

h)

Multiple Loans to Same Borrower.  The portfolio of Insured Loans covered by the Master Policy cannot include more than two Insured Loans for any borrower (irrespective of other borrowers on either Insured Loan).

Notwithstanding the foregoing, the following combinations of three loans to a single borrower are eligible for Coverage:

Borrower Name	Social Security Number	A Loan Number
Chante L. Dobbins	###-##-####	111551966
		111552881
		111557732
Travis Hoover	###-##-####	111718441
		111718458
		111718466

i)

Manufactured Homes. Insured Loans cannot be secured by manufactured homes.

j)

Property Type and Units.  Insured Loans must  be secured by 1-4 family residential properties located in the United States.  Eligible property types include single-family detached and attached (including condominiums, PUDs that meet Fannie Mae or Freddie Mac requirements, and cooperative housing).

Terms for the MGIC Mortgage Insurance Coverage on Mortgage Loans to be included in the Trust known as the Finance America Mortgage Loan Trust 2004-1

2004-04-04

Mortgage Guaranty Insurance Corporation	MGIC

11.

Master Policy and Endorsements. All MGIC Coverage issued hereunder shall be subject to the terms and conditions of the MGIC Mortgage Guaranty Master Policy [71-70035 (10/96) with 71-7135 (8/94)], which includes a Master Reporting Program Endorsement [71-7139 (8/94)], Endorsement to Mortgage Guaranty Master Policy (Incontestability for Master Reporting Program) [71-70165 (2/01)], and Endorsement to Mortgage Guaranty Master Policy [71-70178 (7/03)] addressing cancellation and assignment attached as Exhibit A (together, the “Master Policy”).

12.

Underwriting. MGIC has been advised that the Insured Loans were made and underwritten by Finance America in accordance with the underwriting requirements in effect at the time of origination of the Insured Loans (the “Underwriting Requirements”).   Lehman represents and warrants to MGIC that each Insured Loan meets (a) the Eligibility Criteria set forth in Section 9 above and (b) in all material respects, the Underwriting Requirements.  Lehman and U. S. Bank acknowledge and agree that MGIC shall be entitled to rely upon the representation and warranty set forth in the preceding sentence.

13.

Final File.  Lehman will deliver to MGIC a final data file for the loan portfolio described in Section 1 (in a form mutually agreed to by the parties) (the “Final File”) of Insurable Loans that meet the Eligibility Criteria and the other requirements for Coverage under this letter, a copy of which will be attached to the Certificate for Insured Loans. The Final File will constitute an application for Coverage under the Master Policy (referred to as a “transmittal” in the Master Reporting Program Endorsement [#71-7139 (8/94)] and this letter and any other information provided to MGIC will be considered part of that application.

14.

Loss Mitigation.  The Master Policy provides that each Insured (or the Servicer on its behalf) must actively cooperate with and assist MGIC in mitigating loss.  Accordingly, in order to comply with this provision, U. S. Bank's obligation to mitigate any loss includes, but is not limited to, offering to all borrowers who have the ability and desire to cure a default, the repayment plans, forbearance plans, loan modifications and other loan workout plans as described in Section 2 of MGIC's Default Servicing Guide as in effect as of the date of this letter. A loan modification shall not be required if such Insured Loan is subject to REMIC rules and the loan modification would make the Insured Loan non-qualified under REMIC rules.

Terms for the MGIC Mortgage Insurance Coverage on Mortgage Loans to be included in the Trust known as the Finance America Mortgage Loan Trust 2004-1

2004-04-04

Mortgage Guaranty Insurance Corporation	MGIC

15.

Servicing of Insured Loans under the Master Policy.  MGIC hereby advises the Insured and Lehman that Fairbanks Capital Corp. and any of its subsidiaries or affiliates (together referred to as "Fairbanks") are not approved or in any manner authorized to act as a Servicer under the Master Policy. Fairbanks will not be approved in the future as a Servicer under the Master Policy unless MGIC otherwise notifies Lehman and the Insured in writing.  For such purpose, the term "Servicer" includes, in addition to the primary servicer of an Insured Loan, any entity retained as a sub-servicer or in  another capacity to perform some or all of the functions of a servicer for an Insured Loan.

Lehman and the Insured represent and warrant to MGIC that as of the effective date of Coverage on the Insured Loans Fairbanks is not a Servicer for any Insured Loans. Lehman and the Insured agree that they will not allow, agree to, or otherwise permit Fairbanks as a Servicer of any such Insured Loans so long as Fairbanks is not approved by MGIC to be a Servicer.

Lehman and the Insured acknowledge that under Section 3.4 of the Master Policy if there is a change of Servicer, Coverage of an Insured Loan continues only if the new Servicer is approved by MGIC, and that under Section 4.5 of the Master Policy a Claim occurring on an Insured Loan when the Servicer for such Insured Loan is not approved by MGIC is excluded from Coverage under the Master Policy.

16.

Accuracy of Information on Final File; Representations and Warranties and Covenants.  Lehman acknowledges and agrees that (a) the mortgage loan information for each Insurable Loan contained on the Final File provided to MGIC prior to issuance of Coverage is material to MGIC’s decision as to whether to issue such Coverage on such Insurable Loan, and (b) MGIC is relying on such information in issuing such Coverage on such Insurable Loan. Lehman represents and warrants to MGIC that all mortgage loan information provided to MGIC relevant to MGIC’s insurance decision on an Insurable Loan, including but not limited to information contained on the Final File provided by Lehman prior to issuance of Coverage, is materially true, correct, and accurate.

It is understood that information relating to the Insured Loans will be delivered to MGIC by electronic format, and that MGIC will not individually underwrite each Insured Loan.  In extending this offer to insure, MGIC is relying on the truth and accuracy of the information relating to the Insured Loans provided by Lehman.  The submission of inaccurate information which, in MGIC's reasonable judgment, is material to the acceptance or pricing of the risk with respect to any Insured Loan, may result in rescission or cancellation of Coverage on the affected Insured Loan, with a refund of all premium paid with respect thereto.  MGIC has no obligation to insure loans which do not meet the requirements of this letter.

Terms for the MGIC Mortgage Insurance Coverage on Mortgage Loans to be included in the Trust known as the Finance America Mortgage Loan Trust 2004-1

2004-04-04

Mortgage Guaranty Insurance Corporation	MGIC

For purposes of the Master Policy, all of the representations and warranties and other covenants of Lehman in this letter will be considered to be made on behalf of the Insured under the Master Policy, and the representations and warranties of the Insured in Section 2.2 of the Master Policy shall be deemed to have been made by Lehman on behalf of the Insured. However, MGIC's rights and remedies for a breach thereof shall be limited to MGIC's rights and remedies under the Master Policy and no other rights or remedies of MGIC shall be implied or created by this letter.

17.

Counterparts and Facsimile Signatures.  This letter agreement may be executed in separate counterparts, each of which shall be deemed an original but all of which together will constitute but one agreement, and will become effective when each party has executed one or more counterparts and delivered same to the other parties.  This letter agreement may also be executed by facsimile signatures, which will be as effective as original signatures. All capitalized terms in this letter, unless defined herein, shall have the respective meanings as set forth in the Master Policy.

It is acknowledged that although U. S. Bank has executed this letter prior to its becoming Trustee for the benefit of the holders of the Trust, its execution hereof only will become effective as of the date it becomes Trustee.

If the foregoing terms and conditions accurately reflect the agreement among MGIC, Lehman, and U. S. Bank National Association as Insured, please acknowledge your company's acceptance by signing this letter in the space provided below and returning this letter to me at your earliest convenience. In order for this letter to be binding on MGIC, it must be signed and returned to me within 30 days subsequent to the date of this letter, and the Coverage under the Master Policy must be issued no later than 60 days subsequent to the date of this letter.

Please call me if you have any questions.

Sincerely,

Terms for the MGIC Mortgage Insurance Coverage on Mortgage Loans to be included in the Trust known as the Finance America Mortgage Loan Trust 2004-1

2004-04-04

Steven M. Thompson

Vice President

Risk Management

Exhibit A: Mortgage Guaranty Master Policy [71-70178 (7/03)]

Terms for the MGIC Mortgage Insurance Coverage on Mortgage Loans to be included in the Trust known as the Finance America Mortgage Loan Trust 2004-1

2004-04-04

The foregoing terms, conditions and provisions are hereby accepted, acknowledged and agreed to by Lehman Brothers, Incorporated and by U. S. Bank National Association as Trustee.

LEHMAN BROTHERS, INCORPORATED

By: /s/ Ellen V. Kiernan                                                                  Dated:  5/26/04

Name:  Ellen V. Kiernan

Title: Senior Vice President

U. S. BANK NATIONAL ASSOCIATION

By: /s/ S. Christopherson                                                                    Dated:   5/26/04

Name: S. Christopherson

Title: Vice President

Terms for the MGIC Mortgage Insurance Coverage on Mortgage Loans to be included in the Trust known as the Finance America Mortgage Loan Trust 2004-1

2004-04-04

Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201	MGIC

Certificate (Covering Multiple Loans)

________________________________________________________________________________________________________

Mortgage Guaranty Insurance Corporation, 250 E. Kilbourn Avenue/P.O. Box 488, Milwaukee, Wisconsin 53201-0488 (the "Company"), hereby agrees to pay to the Insured any Loss due to the Default by a Borrower on any Loan identified on the attached schedule, subject to the terms and conditions of the Master Policy identified below, and in reliance on the Insured's Application or Transmittal for insurance.

________________________________________________________________________________________________________

Insured's Information	Coverage Information
Insured Name and Mailing Address: U. S. Bank N. A. as Trustee for the Finance America Mortgage Loan Trust Mtg Pass-Thru Certificates, Series 2004-1 60 Livingston Avenue St. Paul, Minnesota 55107	Certificate Issuance Date: Certificate Effective Date: Number of Loans Insured: Aggregate Insured Amount of Loans:	May 28, 2004 May 1, 2004 943 $213,264,397.71 Coverage Amount on Each loan: See attached schedule

Master Policy Information	Premium Information

Master Policy Number: 22-590-4-2930 Applicable Endorsements: #71-7139 (8/94) #71-70165 (2/01) #71-70178 (7/03)	Premium Rate: 170 basis points Premium Type: Monthly Premium Refundability: Non-refundable Renewal Option: Declining Premium Source: Non-Borrower Paid

NOTES

______________________________________________________________________________

•

The attached schedule contains a summary of coverage and premium information on a loan-by-loan basis and the schedule is incorporated herein and constitutes a part of this Certificate.

•

For Loans secured by properties located in Kentucky or West Virginia, the premium rates identified on the attached schedule do not include any applicable state and local premium taxes which may be due and required to be paid by the Insured, and which will be billed by the Company to the Insured.

•

Pursuant to Section 2.07(a) of the Master Policy, this Certificate becomes effective without the Insured's execution or return of same.

•

In issuing this Certificate, the Company has relied upon certain information and data received from or on behalf of the Insured, including, but not limited to, information and data contained in one or more electronic file transfers to the Company, as well as information and data summarized in a letter from MGIC to the Insured and any such other parties identified in such letter.  Such information and data and a copy of such letter are attached to this Certificate.

•

All capitalized terms used herein shall have the meaning assigned to such terms in the Master Policy.

INSURED CERTIFICATION: By tendering the initial premium, the Insured certifies that: 1) each of the Loans identified on the attached schedule has been closed; 2) Loan information set forth on the attached schedule or any other attachments to this Certificate is true and correct and the Company can rely on it in extending coverage to the Loans; 3) none of the Loans is in Default as of its Certificate Effective Date; and 4) as of the Certificate Issuance Date set forth above, the Insured had no knowledge of any material changes in any statement or representation contained in the Application or Transmittal for this insurance.

MGIC Master Policy 22-590-4-2930 Certificate Schedule	MGIC

Sloan	Aloan	Loan	Amount of		Amount of	MGIC
Number	Number	Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

Total Number of Insurable Loans:	943
Total Amount of Insurable Loans:	$213,264,397.71
Annualized Monthly Premium Rate:	170 bp

1	36772903	111542791	36772903	$ 29,933.58	84.51	30	to be assigned
2	36845824	111542858	36845824	$ 30,108.50	90.00	34	to be assigned
3	36795581	111542940	36795581	$ 31,395.02	85.00	30	to be assigned
4	36821858	111543039	36821858	$ 31,926.03	84.21	29	to be assigned
5	36831709	111543351	36831709	$ 35,234.15	85.00	30	to be assigned
6	36851251	111543435	36851251	$ 36,225.39	85.00	30	to be assigned
7	36721116	111543450	36721116	$ 37,271.49	90.00	34	to be assigned
8	36854636	111543609	36854636	$ 39,150.89	85.00	30	to be assigned
9	36853471	111544441	36853471	$ 47,867.15	85.00	30	to be assigned
10	36724847	111544862	36724847	$ 52,580.64	85.00	30	to be assigned
11	36758332	111544938	36758332	$ 52,962.80	90.00	34	to be assigned
12	36844447	111545018	36844447	$ 53,835.60	85.00	30	to be assigned
13	36865400	111545034	36865400	$ 53,357.86	90.00	34	to be assigned
14	36827475	111545273	36827475	$ 55,443.90	85.00	30	to be assigned
15	36795771	111545513	36795771	$ 58,752.84	95.00	37	to be assigned
16	36884385	111545679	36884385	$ 61,078.84	85.00	30	to be assigned
17	36839058	111546099	36839058	$ 66,809.34	84.38	29	to be assigned
18	36828101	111546396	36828101	$ 70,804.72	85.00	30	to be assigned
19	36826758	111546693	36826758	$ 73,603.66	100.00	40	to be assigned
20	36842987	111546909	36842987	$ 75,620.22	100.00	40	to be assigned
21	36843506	111546990	36843506	$ 76,302.46	90.00	34	to be assigned
22	36842367	111547071	36842367	$ 77,705.48	95.00	37	to be assigned
23	36882264	111547113	36882264	$ 77,829.57	100.00	40	to be assigned
24	36766780	111547147	36766780	$ 78,097.81	90.00	34	to be assigned
25	36839496	111547154	36839496	$ 78,153.14	90.00	34	to be assigned
26	36849412	111547501	36849412	$ 82,616.67	90.00	34	to be assigned
27	36853869	111547576	36853869	$ 83,051.86	85.00	30	to be assigned
28	36815611	111547790	36815611	$ 85,290.16	90.00	34	to be assigned
29	36900702	111547832	36900702	$ 86,015.94	100.00	40	to be assigned
30	36850345	111548004	36850345	$ 88,032.29	90.00	34	to be assigned
31	36823151	111548053	36823151	$ 88,988.13	85.00	30	to be assigned
32	36845550	111548129	36845550	$ 89,757.50	90.00	34	to be assigned
33	36800308	111548202	36800308	$ 90,070.95	89.98	34	to be assigned
34	36850501	111548392	36850501	$ 93,392.77	90.00	34	to be assigned
35	36845709	111548426	36845709	$ 93,736.41	90.00	34	to be assigned
36	36874014	111548467	36874014	$ 93,767.05	81.03	26	to be assigned
37	36800902	111548517	36800902	$ 94,489.28	87.76	32	to be assigned
38	36888576	111548574	36888576	$ 94,816.66	82.61	28	to be assigned
39	36767051	111548699	36767051	$ 96,504.51	85.00	30	to be assigned
40	36819399	111549028	36819399	$ 101,013.94	90.00	34	to be assigned
41	36706166	111549085	36706166	$ 102,443.39	82.23	28	to be assigned
42	36760452	111549127	36760452	$ 103,304.51	90.00	34	to be assigned
43	36887917	111549358	36887917	$ 105,026.63	90.00	34	to be assigned
44	36835312	111549424	36835312	$ 105,826.44	90.00	34	to be assigned
45	36828051	111549499	36828051	$ 107,068.91	85.00	30	to be assigned
46	36856060	111549507	36856060	$ 107,397.79	94.74	37	to be assigned

MGIC Master Policy 22-590-4-2930 Certificate Schedule	MGIC

Sloan	Aloan	Loan	Amount of		Amount of	MGIC
Number	Number	Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

47	36782647	111549622	36782647	$ 108,652.55	90.00	34	to be assigned
48	36852788	111549655	36852788	$ 109,326.02	85.00	30	to be assigned
49	36843340	111549721	36843340	$ 109,948.80	90.00	34	to be assigned
50	36806032	111549747	36806032	$ 110,229.38	85.00	30	to be assigned
51	36686228	111549788	36686228	$ 111,122.79	84.73	30	to be assigned
52	36637817	111549853	36637817	$ 111,777.58	85.00	30	to be assigned
53	36788800	111549861	36788800	$ 111,972.19	85.00	30	to be assigned
54	36760155	111549879	36760155	$ 112,135.64	90.00	34	to be assigned
55	36842235	111549895	36842235	$ 112,162.21	90.00	34	to be assigned
56	36870848	111549903	36870848	$ 112,232.84	90.00	34	to be assigned
57	36826519	111550000	36826519	$ 113,632.19	84.44	29	to be assigned
58	36826675	111550034	36826675	$ 114,033.54	90.00	34	to be assigned
59	36863793	111550059	36863793	$ 114,517.01	84.38	29	to be assigned
60	36821924	111550299	36821924	$ 116,504.30	94.99	37	to be assigned
61	36702215	111550307	36702215	$ 116,748.09	90.00	34	to be assigned
62	36815637	111550315	36815637	$ 116,740.93	90.00	34	to be assigned
63	36865566	111550323	36865566	$ 116,796.17	90.00	34	to be assigned
64	36883007	111550430	36883007	$ 118,589.04	100.00	40	to be assigned
65	36630754	111550463	36630754	$ 118,745.86	89.58	34	to be assigned
66	36839876	111550497	36839876	$ 119,618.67	85.00	30	to be assigned
67	36814085	111550604	36814085	$ 121,169.95	90.00	34	to be assigned
68	36817765	111550612	36817765	$ 121,187.19	90.00	34	to be assigned
69	36789980	111550687	36789980	$ 122,353.99	90.00	34	to be assigned
70	36871986	111550729	36871986	$ 123,062.03	90.00	34	to be assigned
71	36833408	111550737	36833408	$ 122,997.41	90.00	34	to be assigned
72	36857902	111550745	36857902	$ 123,067.81	90.00	34	to be assigned
73	36803518	111550810	36803518	$ 123,872.86	85.00	30	to be assigned
74	36787117	111550828	36787117	$ 123,852.41	85.00	30	to be assigned
75	36847655	111550869	36847655	$ 124,401.70	90.00	34	to be assigned
76	36830420	111550877	36830420	$ 124,898.10	90.00	34	to be assigned
77	36702363	111550935	36702363	$ 125,767.59	90.00	34	to be assigned
78	36842094	111550943	36842094	$ 125,735.13	90.00	34	to be assigned
79	36801314	111550950	36801314	$ 125,640.83	89.36	33	to be assigned
80	36813418	111551008	36813418	$ 125,780.40	90.00	34	to be assigned
81	36695369	111551214	36695369	$ 127,775.20	85.00	30	to be assigned
82	36874907	111551289	36874907	$ 128,854.41	84.23	29	to be assigned
83	36748341	111551354	36748341	$ 130,099.50	90.00	34	to be assigned
84	36807576	111551370	36807576	$ 130,510.08	85.00	30	to be assigned
85	36791945	111551388	36791945	$ 130,675.34	100.00	40	to be assigned
86	36820736	111551412	36820736	$ 130,883.50	85.00	30	to be assigned
87	36867166	111551602	36867166	$ 134,338.70	90.00	34	to be assigned
88	36821486	111551628	36821486	$ 134,629.38	90.00	34	to be assigned
89	36828119	111551693	36828119	$ 135,528.15	85.00	30	to be assigned
90	36899326	111551768	36899326	$ 136,990.03	85.00	30	to be assigned
91	36784171	111551875	36784171	$ 139,174.77	90.00	34	to be assigned
92	36802767	111551966	36802767	$ 140,104.85	90.00	34	to be assigned
93	36821031	111551982	36821031	$ 139,556.68	90.00	34	to be assigned
94	36763167	111552055	36763167	$ 141,767.49	90.00	34	to be assigned
95	36808400	111552097	36808400	$ 142,350.73	90.00	34	to be assigned
96	36821940	111552121	36821940	$ 142,799.19	90.00	34	to be assigned

MGIC Master Policy 22-590-4-2930 Certificate Schedule	MGIC

Sloan	Aloan	Loan	Amount of		Amount of	MGIC
Number	Number	Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

97	36863686	111552253	36863686	$ 144,486.52	100.00	40	to be assigned
98	36763746	111552329	36763746	$ 146,027.67	84.20	29	to be assigned
99	36839280	111552345	36839280	$ 146,339.97	89.45	33	to be assigned
100	36808376	111552352	36808376	$ 146,469.60	90.00	34	to be assigned
101	36889863	111552394	36889863	$ 146,952.75	84.17	29	to be assigned
102	36842151	111552428	36842151	$ 147,249.97	85.00	30	to be assigned
103	36843746	111552451	36843746	$ 148,007.85	90.00	34	to be assigned
104	36768828	111552469	36768828	$ 148,056.71	84.40	29	to be assigned
105	36851475	111552477	36851475	$ 148,325.11	85.00	30	to be assigned
106	36828762	111552527	36828762	$ 150,421.15	85.00	30	to be assigned
107	36842169	111552592	36842169	$ 151,669.96	85.00	30	to be assigned
108	36871481	111552626	36871481	$ 152,619.88	85.00	30	to be assigned
109	36847374	111552659	36847374	$ 153,031.68	90.00	34	to be assigned
110	36824191	111552857	36824191	$ 157,904.14	89.94	34	to be assigned
111	36777613	111552865	36777613	$ 158,327.47	82.76	28	to be assigned
112	36802676	111552881	36802676	$ 158,965.11	90.00	34	to be assigned
113	36848117	111552956	36848117	$ 160,550.00	95.00	37	to be assigned
114	36720498	111553020	36720498	$ 162,774.49	89.97	34	to be assigned
115	36764108	111553038	36764108	$ 163,449.78	84.53	30	to be assigned
116	36847952	111553160	36847952	$ 166,210.50	90.00	34	to be assigned
117	36881894	111553178	36881894	$ 166,226.76	85.00	30	to be assigned
118	36865632	111553285	36865632	$ 168,713.18	85.00	30	to be assigned
119	36822039	111553335	36822039	$ 169,742.41	90.00	34	to be assigned
120	36769750	111553376	36769750	$ 170,404.93	90.00	34	to be assigned
121	36886547	111553384	36886547	$ 170,679.91	90.00	34	to be assigned
122	36854669	111553392	36854669	$ 170,717.11	90.00	34	to be assigned
123	36793867	111553673	36793867	$ 177,951.62	85.00	30	to be assigned
124	36875169	111553681	36875169	$ 178,154.98	85.00	30	to be assigned
125	36778256	111553731	36778256	$ 178,650.03	90.00	34	to be assigned
126	36742146	111553772	36742146	$ 179,546.42	90.00	34	to be assigned
127	36834109	111553830	36834109	$ 179,700.78	90.00	34	to be assigned
128	36851996	111553855	36851996	$ 181,371.79	90.00	34	to be assigned
129	36846129	111553863	36846129	$ 181,462.56	90.00	34	to be assigned
130	36767416	111553988	36767416	$ 184,151.47	90.00	34	to be assigned
131	36870939	111553996	36870939	$ 184,143.90	90.00	34	to be assigned
132	36792638	111554028	36792638	$ 184,348.50	84.09	29	to be assigned
133	36613578	111554069	36613578	$ 185,976.11	90.00	34	to be assigned
134	36860211	111554168	36860211	$ 189,463.29	90.00	34	to be assigned
135	36867943	111554192	36867943	$ 189,544.86	100.00	40	to be assigned
136	36860708	111554234	36860708	$ 191,290.65	90.00	34	to be assigned
137	36857639	111554275	36857639	$ 191,228.24	100.00	40	to be assigned
138	36859346	111554366	36859346	$ 194,923.31	85.00	30	to be assigned
139	36848828	111554382	36848828	$ 195,152.59	81.67	27	to be assigned
140	36815769	111554440	36815769	$ 196,263.27	89.95	34	to be assigned
141	36848034	111554457	36848034	$ 196,690.77	85.00	30	to be assigned
142	36836617	111554465	36836617	$ 197,461.65	90.00	34	to be assigned
143	36826998	111554499	36826998	$ 198,359.72	90.00	34	to be assigned
144	36820470	111554572	36820470	$ 199,186.86	90.00	34	to be assigned
145	36840080	111554614	36840080	$ 200,432.63	90.00	34	to be assigned
146	36845303	111554622	36845303	$ 201,536.52	84.17	29	to be assigned

MGIC Master Policy 22-590-4-2930 Certificate Schedule	MGIC

Sloan	Aloan	Loan	Amount of		Amount of	MGIC
Number	Number	Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

147	36866135	111554689	36866135	$ 202,418.02	100.00	40	to be assigned
148	36792547	111554812	36792547	$ 208,260.79	90.00	34	to be assigned
149	36778660	111554838	36778660	$ 208,473.43	85.00	30	to be assigned
150	36743201	111554978	36743201	$ 213,124.81	95.00	37	to be assigned
151	36865681	111555074	36865681	$ 216,986.88	100.00	40	to be assigned
152	36847341	111555116	36847341	$ 217,901.68	90.00	34	to be assigned
153	36829588	111555132	36829588	$ 218,949.38	91.43	35	to be assigned
154	36781961	111555181	36781961	$ 219,755.09	90.00	34	to be assigned
155	36777654	111555256	36777654	$ 223,394.35	90.00	34	to be assigned
156	36764934	111555264	36764934	$ 224,255.56	89.95	34	to be assigned
157	36847754	111555298	36847754	$ 224,527.01	90.00	34	to be assigned
158	36817385	111555306	36817385	$ 224,272.41	90.00	34	to be assigned
159	36871168	111555322	36871168	$ 224,509.82	90.00	34	to be assigned
160	36715944	111555421	36715944	$ 228,938.52	90.00	34	to be assigned
161	36771137	111555439	36771137	$ 228,936.78	85.00	30	to be assigned
162	36840619	111555579	36840619	$ 237,500.00	95.00	37	to be assigned
163	36841765	111555678	36841765	$ 239,462.33	82.76	28	to be assigned
164	36822054	111555777	36822054	$ 244,869.99	90.00	34	to be assigned
165	36784817	111555819	36784817	$ 247,711.25	90.10	34	to be assigned
166	36863918	111555843	36863918	$ 248,449.20	90.00	34	to be assigned
167	36786689	111555900	36786689	$ 251,315.48	90.00	34	to be assigned
168	36735769	111555959	36735769	$ 253,092.66	89.99	34	to be assigned
169	36871358	111555967	36871358	$ 253,800.00	90.00	34	to be assigned
170	36833093	111556031	36833093	$ 257,698.08	85.00	30	to be assigned
171	36837847	111556106	36837847	$ 260,326.01	90.00	34	to be assigned
172	36766939	111556122	36766939	$ 260,327.37	90.00	34	to be assigned
173	36866333	111556148	36866333	$ 260,401.13	90.00	34	to be assigned
174	36831550	111556270	36831550	$ 265,683.64	90.00	34	to be assigned
175	36816270	111556346	36816270	$ 268,514.17	85.00	30	to be assigned
176	36838142	111556387	36838142	$ 271,192.22	85.00	30	to be assigned
177	36731511	111556395	36731511	$ 272,599.66	90.00	34	to be assigned
178	36842557	111556411	36842557	$ 273,492.72	95.00	37	to be assigned
179	36793511	111556429	36793511	$ 273,384.92	89.84	34	to be assigned
180	36834331	111556437	36834331	$ 273,916.65	90.00	34	to be assigned
181	36815892	111556585	36815892	$ 279,713.14	84.99	30	to be assigned
182	36790368	111556593	36790368	$ 279,583.74	85.00	30	to be assigned
183	36637783	111556619	36637783	$ 280,956.10	100.00	40	to be assigned
184	36860989	111556650	36860989	$ 284,172.56	100.00	40	to be assigned
185	36762128	111556692	36762128	$ 286,724.22	88.50	33	to be assigned
186	36814333	111556700	36814333	$ 287,036.73	85.00	30	to be assigned
187	36897841	111556726	36897841	$ 287,303.61	90.00	34	to be assigned
188	36788941	111556809	36788941	$ 298,111.43	84.99	30	to be assigned
189	36830677	111556874	36830677	$ 300,000.00	94.34	37	to be assigned
190	36791465	111557021	36791465	$ 314,144.37	90.00	34	to be assigned
191	36695518	111557088	36695518	$ 317,792.97	85.00	30	to be assigned
192	36831626	111557096	36831626	$ 318,052.78	85.00	30	to be assigned
193	36789469	111557187	36789469	$ 322,816.56	90.00	34	to be assigned
194	36811305	111557310	36811305	$ 331,951.46	90.00	34	to be assigned
195	36871333	111557377	36871333	$ 336,147.62	85.00	30	to be assigned
196	36798023	111557393	36798023	$ 337,496.09	90.00	34	to be assigned

MGIC Master Policy 22-590-4-2930 Certificate Schedule	MGIC

Sloan	Aloan	Loan	Amount of		Amount of	MGIC
Number	Number	Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

197	36824753	111557427	36824753	$ 338,050.65	84.85	30	to be assigned
198	36834869	111557435	36834869	$ 339,076.44	85.00	30	to be assigned
199	36808632	111557583	36808632	$ 354,434.74	90.00	34	to be assigned
200	36858991	111557591	36858991	$ 354,528.77	90.00	34	to be assigned
201	36856581	111557609	36856581	$ 355,899.07	95.00	37	to be assigned
202	36835809	111557633	36835809	$ 357,069.86	90.00	34	to be assigned
203	36864783	111557641	36864783	$ 358,983.78	90.00	34	to be assigned
204	36820710	111557716	36820710	$ 362,534.04	85.00	30	to be assigned
205	36802601	111557732	36802601	$ 367,142.03	100.00	40	to be assigned
206	36821320	111557864	36821320	$ 377,834.21	90.00	34	to be assigned
207	36777449	111557906	36777449	$ 381,115.01	89.99	34	to be assigned
208	36715936	111557914	36715936	$ 381,354.99	85.00	30	to be assigned
209	36761443	111558003	36761443	$ 385,633.38	90.00	34	to be assigned
210	36819977	111558029	36819977	$ 390,131.25	85.00	30	to be assigned
211	36894301	111558136	36894301	$ 399,102.06	100.00	40	to be assigned
212	36794220	111558169	36794220	$ 403,752.22	90.00	34	to be assigned
213	36829117	111558193	36829117	$ 411,295.02	85.05	30	to be assigned
214	36836880	111558219	36836880	$ 415,087.50	85.00	30	to be assigned
215	36855799	111558243	36855799	$ 417,488.03	90.00	34	to be assigned
216	36796100	111558268	36796100	$ 421,729.96	89.33	33	to be assigned
217	36816973	111558334	36816973	$ 425,978.76	90.00	34	to be assigned
218	36812790	111558383	36812790	$ 430,182.88	90.00	34	to be assigned
219	36846756	111558417	36846756	$ 436,050.00	95.00	37	to be assigned
220	36843522	111558425	36843522	$ 434,809.62	90.00	34	to be assigned
221	36824894	111558516	36824894	$ 459,000.00	90.00	34	to be assigned
222	36866424	111558581	36866424	$ 491,150.71	84.87	30	to be assigned
223	36839504	111558599	36839504	$ 490,998.12	85.00	30	to be assigned
224	36803153	111558623	36803153	$ 493,655.43	90.00	34	to be assigned
225	36780351	111558706	36780351	$ 502,827.38	90.00	34	to be assigned
226	36873180	111558714	36873180	$ 504,496.59	85.00	30	to be assigned
227	36820967	111558722	36820967	$ 507,358.51	90.00	34	to be assigned
228	36801165	111558748	36801165	$ 510,165.69	82.58	28	to be assigned
229	36800589	111558755	36800589	$ 513,000.00	90.00	34	to be assigned
230	36865889	111558821	36865889	$ 522,500.00	95.00	37	to be assigned
231	36876803	111558847	36876803	$ 526,033.45	85.00	30	to be assigned
232	36831469	111558862	36831469	$ 529,405.69	90.00	34	to be assigned
233	36821072	111558920	36821072	$ 547,267.93	90.00	34	to be assigned
234	36839603	111558938	36839603	$ 547,643.05	100.00	40	to be assigned
235	36778785	111558961	36778785	$ 554,356.72	90.00	34	to be assigned
236	36808079	111559118	36808079	$ 580,462.85	90.00	34	to be assigned
237	36789477	111559134	36789477	$ 585,572.92	90.00	34	to be assigned
238	36755809	111559290	36755809	$ 612,041.29	90.00	34	to be assigned
239	36829232	111559332	36829232	$ 629,672.77	95.00	37	to be assigned
240	36807139	111559407	36807139	$ 648,000.00	90.00	34	to be assigned
241	36783876	111559522	36783876	$ 648,389.10	83.33	28	to be assigned
242	36858736	111559530	36858736	$ 648,376.40	86.67	31	to be assigned
243	36913440	111711792	36913440	$ 30,561.05	87.43	32	to be assigned
244	36857332	111712188	36857332	$ 34,843.70	90.00	34	to be assigned
245	36844264	111712352	36844264	$ 36,208.16	81.11	27	to be assigned
246	36939296	111712469	36939296	$ 37,758.46	90.00	34	to be assigned

MGIC Master Policy 22-590-4-2930 Certificate Schedule	MGIC

Sloan	Aloan	Loan	Amount of		Amount of	MGIC
Number	Number	Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

247	36861953	111713004	36861953	$ 44,937.21	90.00	34	to be assigned
248	36891745	111713632	36891745	$ 50,951.00	85.00	30	to be assigned
249	36921898	111713707	36921898	$ 51,808.54	85.00	30	to be assigned
250	36895076	111715207	36895076	$ 66,944.51	90.00	34	to be assigned
251	36827368	111715579	36827368	$ 71,907.66	90.00	34	to be assigned
252	36964310	111715694	36964310	$ 73,010.93	85.00	30	to be assigned
253	36901551	111716114	36901551	$ 77,146.41	84.89	30	to be assigned
254	36880110	111716122	36880110	$ 77,167.97	82.25	28	to be assigned
255	36877454	111716130	36877454	$ 77,063.80	85.00	30	to be assigned
256	36789105	111716270	36789105	$ 79,392.40	90.00	34	to be assigned
257	36858413	111716718	36858413	$ 84,856.14	85.00	30	to be assigned
258	36914844	111716775	36914844	$ 85,406.05	90.00	34	to be assigned
259	36881134	111717161	36881134	$ 89,848.33	89.98	34	to be assigned
260	36952265	111717534	36952265	$ 94,398.92	90.00	34	to be assigned
261	36936961	111717948	36936961	$ 99,847.21	89.29	33	to be assigned
262	36882215	111718029	36882215	$ 101,875.72	85.00	30	to be assigned
263	36927184	111718078	36927184	$ 102,425.54	85.00	30	to be assigned
264	36881480	111718276	36881480	$ 104,215.35	95.00	37	to be assigned
265	36870301	111718433	36870301	$ 105,952.99	83.94	29	to be assigned
266	36913663	111718441	36913663	$ 105,973.22	90.00	34	to be assigned
267	36913572	111718458	36913572	$ 105,973.22	90.00	34	to be assigned
268	36913473	111718466	36913473	$ 105,973.22	90.00	34	to be assigned
269	36816379	111718474	36816379	$ 106,026.26	84.99	30	to be assigned
270	36882280	111718490	36882280	$ 106,064.89	85.00	30	to be assigned
271	36974517	111718516	36974517	$ 106,103.36	85.00	30	to be assigned
272	36924488	111718649	36924488	$ 108,800.00	85.00	30	to be assigned
273	36877561	111718680	36877561	$ 109,088.03	87.45	32	to be assigned
274	36878379	111718714	36878379	$ 109,703.92	84.62	30	to be assigned
275	36908960	111718763	36908960	$ 110,343.99	85.00	30	to be assigned
276	36959104	111718821	36959104	$ 111,243.15	90.00	34	to be assigned
277	36926871	111718896	36926871	$ 111,942.56	85.00	30	to be assigned
278	36840882	111718961	36840882	$ 112,842.64	85.00	30	to be assigned
279	36871747	111719050	36871747	$ 114,539.53	85.00	30	to be assigned
280	36932499	111719118	36932499	$ 115,028.31	90.00	34	to be assigned
281	36786085	111719241	36786085	$ 116,690.51	90.00	34	to be assigned
282	36835775	111719258	36835775	$ 116,816.25	90.00	34	to be assigned
283	36858116	111719266	36858116	$ 116,806.43	90.00	34	to be assigned
284	36864619	111719274	36864619	$ 116,796.58	90.00	34	to be assigned
285	36914281	111719282	36914281	$ 116,830.14	90.00	34	to be assigned
286	36932291	111719290	36932291	$ 116,825.71	90.00	34	to be assigned
287	36932184	111719308	36932184	$ 116,825.71	90.00	34	to be assigned
288	36845741	111719340	36845741	$ 117,208.81	83.93	29	to be assigned
289	36887925	111719423	36887925	$ 118,793.12	85.00	30	to be assigned
290	36774313	111719597	36774313	$ 121,196.40	90.00	34	to be assigned
291	36922540	111719662	36922540	$ 122,162.55	85.00	30	to be assigned
292	36898807	111719746	36898807	$ 123,083.71	85.00	30	to be assigned
293	36866226	111719845	36866226	$ 125,592.29	85.00	30	to be assigned
294	36917383	111719852	36917383	$ 125,681.75	90.10	34	to be assigned
295	36949030	111719860	36949030	$ 125,683.62	89.89	34	to be assigned
296	36950640	111719878	36950640	$ 125,846.48	90.00	34	to be assigned

MGIC Master Policy 22-590-4-2930 Certificate Schedule	MGIC

Sloan	Aloan	Loan	Amount of		Amount of	MGIC
Number	Number	Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

297	36835361	111720033	36835361	$ 128,527.41	90.00	34	to be assigned
298	36912384	111720041	36912384	$ 128,381.04	90.00	34	to be assigned
299	36914349	111720058	36914349	$ 128,445.99	90.00	34	to be assigned
300	36879716	111720066	36879716	$ 128,974.92	85.00	30	to be assigned
301	36896793	111720264	36896793	$ 131,146.38	90.00	34	to be assigned
302	36747749	111720272	36747749	$ 131,540.67	100.00	40	to be assigned
303	36876209	111720348	36876209	$ 133,000.00	95.00	37	to be assigned
304	36930121	111720355	36930121	$ 133,000.00	95.00	37	to be assigned
305	36804748	111720447	36804748	$ 134,697.54	90.00	34	to be assigned
306	36891547	111720496	36891547	$ 135,718.23	85.00	30	to be assigned
307	36941680	111720637	36941680	$ 138,510.00	90.00	34	to be assigned
308	36937498	111720645	36937498	$ 138,345.81	90.00	34	to be assigned
309	36914133	111720686	36914133	$ 139,017.10	85.00	30	to be assigned
310	36945624	111720777	36945624	$ 140,200.78	90.00	34	to be assigned
311	36860179	111720876	36860179	$ 142,532.04	85.00	30	to be assigned
312	36960276	111720900	36960276	$ 142,918.77	85.00	30	to be assigned
313	36864544	111720934	36864544	$ 143,700.00	82.11	27	to be assigned
314	36960938	111720959	36960938	$ 143,738.78	85.00	30	to be assigned
315	36824761	111721007	36824761	$ 144,334.66	85.00	30	to be assigned
316	36866242	111721056	36866242	$ 146,411.64	90.00	34	to be assigned
317	36835205	111721080	36835205	$ 146,953.50	89.24	33	to be assigned
318	36914935	111721171	36914935	$ 148,568.78	85.00	30	to be assigned
319	36883056	111721205	36883056	$ 149,207.31	84.99	30	to be assigned
320	36874006	111721247	36874006	$ 149,916.41	90.00	34	to be assigned
321	36860369	111721312	36860369	$ 151,289.76	82.83	28	to be assigned
322	36848067	111721387	36848067	$ 152,900.00	90.00	34	to be assigned
323	36869154	111721445	36869154	$ 153,721.91	90.00	34	to be assigned
324	36912475	111721486	36912475	$ 154,685.29	88.57	33	to be assigned
325	36932895	111721510	36932895	$ 155,800.00	95.00	37	to be assigned
326	36840213	111721601	36840213	$ 157,180.85	90.00	34	to be assigned
327	36865830	111721619	36865830	$ 157,272.06	90.00	34	to be assigned
328	36868529	111721742	36868529	$ 159,875.37	90.00	34	to be assigned
329	36943066	111721759	36943066	$ 159,989.27	90.00	34	to be assigned
330	36912699	111721825	36912699	$ 161,219.47	85.00	30	to be assigned
331	36801553	111721965	36801553	$ 164,379.67	100.00	40	to be assigned
332	36910396	111721973	36910396	$ 165,000.00	82.09	27	to be assigned
333	36900884	111722187	36900884	$ 170,791.66	90.00	34	to be assigned
334	36799633	111722294	36799633	$ 173,397.38	90.00	34	to be assigned
335	36887792	111722328	36887792	$ 173,889.62	83.00	28	to be assigned
336	36867281	111722393	36867281	$ 175,320.59	90.00	34	to be assigned
337	36955839	111722427	36955839	$ 175,762.55	89.80	34	to be assigned
338	36908929	111722435	36908929	$ 176,060.35	85.00	30	to be assigned
339	36884393	111722476	36884393	$ 177,905.20	94.29	37	to be assigned
340	36835346	111722526	36835346	$ 179,702.22	85.71	30	to be assigned
341	36863694	111722534	36863694	$ 179,549.51	90.00	34	to be assigned
342	36908440	111722591	36908440	$ 180,474.07	90.00	34	to be assigned
343	36885770	111722740	36885770	$ 184,072.62	85.00	30	to be assigned
344	36930253	111722799	36930253	$ 185,250.00	95.00	37	to be assigned
345	36865319	111722831	36865319	$ 186,580.21	85.00	30	to be assigned
346	36860781	111722898	36860781	$ 188,535.69	90.00	34	to be assigned

MGIC Master Policy 22-590-4-2930 Certificate Schedule	MGIC

Sloan	Aloan	Loan	Amount of		Amount of	MGIC
Number	Number	Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

347	36798841	111722914	36798841	$ 189,515.13	100.00	40	to be assigned
348	36925014	111722948	36925014	$ 190,656.32	90.00	34	to be assigned
349	36924850	111722955	36924850	$ 190,656.32	90.00	34	to be assigned
350	36914026	111722963	36914026	$ 190,933.61	85.00	30	to be assigned
351	36913903	111722971	36913903	$ 190,933.61	85.00	30	to be assigned
352	36950285	111723078	36950285	$ 193,171.69	90.00	34	to be assigned
353	36831725	111723094	36831725	$ 194,280.18	88.23	32	to be assigned
354	36864460	111723128	36864460	$ 195,032.38	85.00	30	to be assigned
355	36867372	111723185	36867372	$ 197,010.52	85.87	31	to be assigned
356	36872232	111723243	36872232	$ 199,048.49	88.56	33	to be assigned
357	36871002	111723292	36871002	$ 199,500.00	95.00	37	to be assigned
358	36811826	111723375	36811826	$ 200,899.00	89.69	34	to be assigned
359	36776623	111723409	36776623	$ 202,164.99	90.00	34	to be assigned
360	36921799	111723417	36921799	$ 201,986.21	90.00	34	to be assigned
361	36834737	111723425	36834737	$ 203,022.53	90.00	34	to be assigned
362	36854081	111723557	36854081	$ 206,579.29	90.00	34	to be assigned
363	36899573	111723581	36899573	$ 206,945.89	85.00	30	to be assigned
364	36844132	111723623	36844132	$ 208,250.00	83.30	28	to be assigned
365	36844587	111723714	36844587	$ 210,900.00	95.00	37	to be assigned
366	36877207	111723789	36877207	$ 213,820.25	90.00	34	to be assigned
367	36830594	111723938	36830594	$ 220,595.50	85.00	30	to be assigned
368	36857506	111723995	36857506	$ 224,587.35	90.00	34	to be assigned
369	36926020	111724050	36926020	$ 226,443.81	90.00	34	to be assigned
370	36924801	111724183	36924801	$ 233,676.22	90.00	34	to be assigned
371	36945392	111724191	36945392	$ 233,774.44	90.00	34	to be assigned
372	36877686	111724217	36877686	$ 234,017.73	85.00	30	to be assigned
373	36893121	111724290	36893121	$ 235,606.19	84.96	30	to be assigned
374	36841625	111724324	36841625	$ 238,094.55	90.00	34	to be assigned
375	36934354	111724456	36934354	$ 246,192.04	90.00	34	to be assigned
376	36924892	111724514	36924892	$ 246,767.99	90.00	34	to be assigned
377	36917193	111724548	36917193	$ 250,000.00	87.72	32	to be assigned
378	36885457	111724563	36885457	$ 249,365.67	83.33	28	to be assigned
379	36917631	111724597	36917631	$ 250,753.61	90.00	34	to be assigned
380	36900843	111724621	36900843	$ 252,653.96	85.00	30	to be assigned
381	36873206	111724662	36873206	$ 254,449.29	85.00	30	to be assigned
382	36906055	111724696	36906055	$ 256,077.44	90.00	34	to be assigned
383	36863025	111724746	36863025	$ 260,421.26	90.00	34	to be assigned
384	36955946	111724845	36955946	$ 267,424.43	85.00	30	to be assigned
385	36845253	111724878	36845253	$ 268,586.95	81.61	27	to be assigned
386	36907798	111724902	36907798	$ 269,635.73	84.91	30	to be assigned
387	36948487	111724993	36948487	$ 277,099.99	85.00	30	to be assigned
388	36910545	111725099	36910545	$ 281,600.00	94.50	37	to be assigned
389	36832376	111725107	36832376	$ 282,952.81	90.00	34	to be assigned
390	36896157	111725115	36896157	$ 283,117.51	90.00	34	to be assigned
391	36948370	111725123	36948370	$ 283,085.43	90.00	34	to be assigned
392	36910628	111725164	36910628	$ 284,305.77	85.00	30	to be assigned
393	36941904	111725172	36941904	$ 284,960.13	95.00	37	to be assigned
394	36783967	111725206	36783967	$ 287,485.19	90.00	34	to be assigned
395	36877579	111725222	36877579	$ 287,415.34	90.00	34	to be assigned
396	36963189	111725248	36963189	$ 287,999.66	90.00	34	to be assigned

MGIC Master Policy 22-590-4-2930 Certificate Schedule	MGIC

Sloan	Aloan	Loan	Amount of		Amount of	MGIC
Number	Number	Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

397	36926061	111725255	36926061	$ 288,509.67	85.00	30	to be assigned
398	36894723	111725263	36894723	$ 289,750.04	95.00	37	to be assigned
399	36866689	111725362	36866689	$ 293,539.59	90.00	34	to be assigned
400	36863801	111725404	36863801	$ 295,879.44	85.00	30	to be assigned
401	36930188	111725412	36930188	$ 296,955.00	90.00	34	to be assigned
402	36922367	111725420	36922367	$ 297,000.00	90.00	34	to be assigned
403	36926012	111725438	36926012	$ 296,999.44	90.00	34	to be assigned
404	36876423	111725446	36876423	$ 296,648.72	85.00	30	to be assigned
405	36951697	111725453	36951697	$ 297,146.72	85.00	30	to be assigned
406	36898567	111725479	36898567	$ 299,250.00	95.00	37	to be assigned
407	36867844	111725537	36867844	$ 301,683.06	90.00	34	to be assigned
408	36854420	111725727	36854420	$ 322,179.65	95.00	37	to be assigned
409	36944957	111725784	36944957	$ 332,460.87	90.00	34	to be assigned
410	36944510	111725792	36944510	$ 332,460.87	90.00	34	to be assigned
411	36900736	111725800	36900736	$ 333,744.00	81.80	27	to be assigned
412	36845220	111725842	36845220	$ 336,378.48	88.76	33	to be assigned
413	36880086	111725941	36880086	$ 341,900.00	95.00	37	to be assigned
414	36774446	111726139	36774446	$ 354,849.32	90.00	34	to be assigned
415	36901635	111726147	36901635	$ 354,772.03	90.00	34	to be assigned
416	36921740	111726170	36921740	$ 356,168.91	95.00	37	to be assigned
417	36841567	111726188	36841567	$ 356,250.00	95.00	37	to be assigned
418	36855724	111726196	36855724	$ 356,115.26	83.02	28	to be assigned
419	36811693	111726220	36811693	$ 359,274.18	90.00	34	to be assigned
420	36934362	111726261	36934362	$ 360,654.87	85.00	30	to be assigned
421	36876340	111726303	36876340	$ 368,324.62	90.00	34	to be assigned
422	36947224	111726428	36947224	$ 378,000.00	90.00	34	to be assigned
423	36841468	111726485	36841468	$ 380,250.00	90.00	34	to be assigned
424	36857712	111726550	36857712	$ 389,500.00	95.00	37	to be assigned
425	36909414	111726576	36909414	$ 391,500.00	90.00	34	to be assigned
426	36914570	111726600	36914570	$ 394,250.00	95.00	37	to be assigned
427	36900462	111726618	36900462	$ 395,049.00	89.99	34	to be assigned
428	36871929	111726667	36871929	$ 401,982.47	90.00	34	to be assigned
429	36879880	111726691	36879880	$ 404,136.92	90.00	34	to be assigned
430	36792687	111726717	36792687	$ 403,996.28	90.00	34	to be assigned
431	36924025	111726725	36924025	$ 404,374.34	90.00	34	to be assigned
432	36890622	111726808	36890622	$ 412,024.89	90.00	34	to be assigned
433	36776656	111726824	36776656	$ 417,947.77	95.00	37	to be assigned
434	36900165	111726881	36900165	$ 428,357.74	85.00	30	to be assigned
435	36788636	111726899	36788636	$ 428,864.57	100.00	40	to be assigned
436	36939411	111727012	36939411	$ 446,400.00	89.28	33	to be assigned
437	36921807	111727046	36921807	$ 457,598.37	94.98	37	to be assigned
438	36869386	111727103	36869386	$ 460,750.00	95.00	37	to be assigned
439	36939130	111727152	36939130	$ 467,935.93	90.00	34	to be assigned
440	36882728	111727178	36882728	$ 472,500.00	90.00	34	to be assigned
441	36834810	111727202	36834810	$ 476,564.00	95.00	37	to be assigned
442	36856979	111727210	36856979	$ 475,958.73	90.00	34	to be assigned
443	36881522	111727251	36881522	$ 485,067.30	89.99	34	to be assigned
444	36913168	111727269	36913168	$ 485,872.78	90.00	34	to be assigned
445	36868362	111727301	36868362	$ 493,994.93	90.00	34	to be assigned
446	36943785	111727319	36943785	$ 495,000.00	90.00	34	to be assigned

MGIC Master Policy 22-590-4-2930 Certificate Schedule	MGIC

Sloan	Aloan	Loan	Amount of		Amount of	MGIC
Number	Number	Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

447	36917292	111727327	36917292	$ 504,000.00	90.00	34	to be assigned
448	36961951	111727335	36961951	$ 504,877.53	85.00	30	to be assigned
449	36895670	111727368	36895670	$ 508,394.92	85.00	30	to be assigned
450	36918753	111727400	36918753	$ 510,631.87	90.00	34	to be assigned
451	36856219	111727418	36856219	$ 517,455.00	90.00	34	to be assigned
452	36838787	111727459	36838787	$ 520,000.00	88.89	33	to be assigned
453	36932523	111727483	36932523	$ 520,000.00	88.44	33	to be assigned
454	36936755	111727558	36936755	$ 535,200.00	84.95	30	to be assigned
455	36884740	111727566	36884740	$ 534,498.68	85.00	30	to be assigned
456	36825404	111727665	36825404	$ 558,542.58	89.60	34	to be assigned
457	36900421	111727715	36900421	$ 565,250.00	95.00	37	to be assigned
458	36920171	111727749	36920171	$ 571,425.23	81.99	27	to be assigned
459	36958874	111727764	36958874	$ 577,994.92	90.00	34	to be assigned
460	36854297	111727780	36854297	$ 584,100.00	90.00	34	to be assigned
461	36918845	111727848	36918845	$ 589,500.00	90.00	34	to be assigned
462	36816221	111727871	36816221	$ 593,908.74	85.00	30	to be assigned
463	36905792	111727921	36905792	$ 601,186.68	90.00	34	to be assigned
464	36877215	111727939	36877215	$ 601,043.95	90.00	34	to be assigned
465	36897882	111727970	36897882	$ 604,910.75	90.00	34	to be assigned
466	36865145	111727996	36865145	$ 607,525.00	95.00	37	to be assigned
467	36915320	111728010	36915320	$ 612,750.00	95.00	37	to be assigned
468	36816619	111728135	36816619	$ 638,831.52	90.00	34	to be assigned
469	36740363	111728143	36740363	$ 637,457.05	85.00	30	to be assigned
470	36859122	111728234	36859122	$ 648,612.02	82.80	28	to be assigned
471	36943892	111728283	36943892	$ 649,500.00	87.84	32	to be assigned
472	36936573	111728325	36936573	$ 650,000.00	89.66	34	to be assigned
473	37037553	112145867	37037553	$ 27,000.00	90.00	34	to be assigned
474	37017795	112146279	37017795	$ 31,476.57	90.00	34	to be assigned
475	40071680	112146295	40071680	$ 31,481.84	90.00	34	to be assigned
476	37033354	112146394	37033354	$ 32,031.53	85.00	30	to be assigned
477	37011459	112146568	37011459	$ 33,126.56	85.00	30	to be assigned
478	36919744	112146592	36919744	$ 33,958.92	85.00	30	to be assigned
479	36819282	112146709	36819282	$ 34,833.27	85.00	30	to be assigned
480	37015997	112146717	37015997	$ 34,832.88	85.00	30	to be assigned
481	40073793	112146774	40073793	$ 35,001.48	85.00	30	to be assigned
482	40108045	112146840	40108045	$ 35,700.00	85.00	30	to be assigned
483	40071417	112146956	40071417	$ 35,979.25	90.00	34	to be assigned
484	36968063	112146972	36968063	$ 36,000.00	90.00	34	to be assigned
485	37033156	112147111	37033156	$ 37,400.00	85.00	30	to be assigned
486	37039138	112147491	37039138	$ 40,471.64	90.00	34	to be assigned
487	37015211	112147533	37015211	$ 40,694.93	85.00	30	to be assigned
488	40063695	112147574	40063695	$ 41,380.64	90.00	34	to be assigned
489	36974368	112147707	36974368	$ 42,730.02	90.00	34	to be assigned
490	36964427	112147749	36964427	$ 42,918.97	89.45	33	to be assigned
491	36964229	112147897	36964229	$ 44,517.46	85.00	30	to be assigned
492	37041514	112147913	37041514	$ 44,975.37	90.00	34	to be assigned
493	36853984	112147996	36853984	$ 44,974.72	86.54	31	to be assigned
494	40074643	112148234	40074643	$ 47,682.01	90.00	34	to be assigned
495	40061103	112148374	40061103	$ 49,266.26	85.00	30	to be assigned
496	37039724	112148382	37039724	$ 49,458.62	90.00	34	to be assigned

MGIC Master Policy 22-590-4-2930 Certificate Schedule	MGIC

Sloan	Aloan	Loan	Amount of		Amount of	MGIC
Number	Number	Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

497	40050908	112148390	40050908	$ 49,500.00	90.00	34	to be assigned
498	40098410	112148580	40098410	$ 51,000.00	85.00	30	to be assigned
499	37029873	112148614	37029873	$ 51,389.64	85.00	30	to be assigned
500	37035839	112148788	37035839	$ 53,064.30	90.00	34	to be assigned
501	37022118	112148895	37022118	$ 54,373.27	85.00	30	to be assigned
502	40066037	112149026	40066037	$ 55,212.85	85.00	30	to be assigned
503	36957009	112149265	36957009	$ 58,018.99	90.00	34	to be assigned
504	37025483	112149281	37025483	$ 58,358.72	90.00	34	to be assigned
505	40074130	112149380	40074130	$ 58,500.00	90.00	34	to be assigned
506	37048113	112149620	37048113	$ 60,376.84	95.00	37	to be assigned
507	40099970	112149638	40099970	$ 60,534.28	90.00	34	to be assigned
508	37034915	112149703	37034915	$ 60,926.49	94.15	37	to be assigned
509	37033727	112149869	37033727	$ 62,963.68	90.00	34	to be assigned
510	37040094	112150206	37040094	$ 66,263.31	85.00	30	to be assigned
511	36990513	112150255	36990513	$ 66,559.65	90.00	34	to be assigned
512	36921476	112150297	36921476	$ 67,377.79	95.00	37	to be assigned
513	40054686	112150560	40054686	$ 70,153.38	90.00	34	to be assigned
514	40110256	112150586	40110256	$ 70,600.00	94.94	37	to be assigned
515	40117616	112150693	40117616	$ 71,820.00	90.00	34	to be assigned
516	40058786	112150768	40058786	$ 72,000.00	90.00	34	to be assigned
517	36990760	112150925	36990760	$ 73,883.02	85.00	30	to be assigned
518	40125494	112151139	40125494	$ 75,015.00	90.00	34	to be assigned
519	40125338	112151303	40125338	$ 76,500.00	90.00	34	to be assigned
520	36984276	112151345	36984276	$ 77,803.51	95.00	37	to be assigned
521	36992584	112151634	36992584	$ 80,034.92	90.00	34	to be assigned
522	40077901	112151659	40077901	$ 80,058.39	90.00	34	to be assigned
523	36963478	112151741	36963478	$ 80,938.25	86.17	31	to be assigned
524	40062671	112151766	40062671	$ 80,915.44	90.00	34	to be assigned
525	37042058	112151774	37042058	$ 80,941.38	90.00	34	to be assigned
526	37019734	112151832	37019734	$ 81,932.65	83.67	29	to be assigned
527	37020005	112152012	37020005	$ 83,877.55	89.98	34	to be assigned
528	37006764	112152087	37006764	$ 84,941.38	85.00	30	to be assigned
529	40071953	112152145	40071953	$ 85,421.19	90.00	34	to be assigned
530	37029964	112152194	37029964	$ 85,891.44	95.00	37	to be assigned
531	37045598	112152251	37045598	$ 87,224.32	90.00	34	to be assigned
532	37010766	112152434	37010766	$ 89,150.09	85.00	30	to be assigned
533	37039880	112152467	37039880	$ 89,242.48	93.98	37	to be assigned
534	37017829	112152616	37017829	$ 91,580.84	94.97	37	to be assigned
535	37011442	112152848	37011442	$ 94,226.94	84.94	30	to be assigned
536	37044526	112152897	37044526	$ 94,436.46	90.00	34	to be assigned
537	40099558	112152913	40099558	$ 94,435.03	90.00	34	to be assigned
538	37033305	112152921	37033305	$ 94,538.09	85.00	30	to be assigned
539	40083792	112153002	40083792	$ 95,568.43	85.00	30	to be assigned
540	40074262	112153093	40074262	$ 96,000.00	82.05	27	to be assigned
541	36990422	112153275	36990422	$ 98,032.70	90.00	34	to be assigned
542	40095820	112153382	40095820	$ 99,000.00	90.00	34	to be assigned
543	37041878	112153531	37041878	$ 100,414.32	86.64	31	to be assigned
544	40054769	112153556	40054769	$ 100,747.74	90.00	34	to be assigned
545	36899409	112153655	36899409	$ 101,747.22	85.00	30	to be assigned
546	36899664	112153663	36899664	$ 101,747.22	85.00	30	to be assigned

MGIC Master Policy 22-590-4-2930 Certificate Schedule	MGIC

Sloan	Aloan	Loan	Amount of		Amount of	MGIC
Number	Number	Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

547	37003449	112153671	37003449	$ 101,928.01	85.00	30	to be assigned
548	37001153	112153697	37001153	$ 101,941.19	85.00	30	to be assigned
549	36982734	112153705	36982734	$ 101,917.87	85.00	30	to be assigned
550	37029642	112153879	37029642	$ 103,333.18	90.00	34	to be assigned
551	37024015	112153895	37024015	$ 103,440.33	90.00	34	to be assigned
552	40065237	112153903	40065237	$ 103,415.00	90.00	34	to be assigned
553	40064941	112153994	40064941	$ 104,316.76	90.00	34	to be assigned
554	40090193	112154000	40090193	$ 104,419.29	89.32	33	to be assigned
555	40067860	112154018	40067860	$ 104,468.28	85.00	30	to be assigned
556	37037512	112154133	37037512	$ 105,747.73	87.47	32	to be assigned
557	37014024	112154174	37014024	$ 105,960.44	90.00	34	to be assigned
558	36911303	112154182	36911303	$ 106,243.00	84.99	30	to be assigned
559	40099004	112154307	40099004	$ 107,100.00	90.00	34	to be assigned
560	40051138	112154364	40051138	$ 107,890.92	85.00	30	to be assigned
561	37027224	112154398	37027224	$ 107,915.83	90.00	34	to be assigned
562	40076200	112154489	40076200	$ 109,250.00	95.00	37	to be assigned
563	36874733	112154521	36874733	$ 109,560.13	85.00	30	to be assigned
564	37015070	112154539	37015070	$ 109,582.66	94.96	37	to be assigned
565	40079063	112154653	40079063	$ 109,900.56	83.33	28	to be assigned
566	36999696	112154679	36999696	$ 110,049.95	88.12	32	to be assigned
567	37038536	112154687	37038536	$ 110,143.74	85.00	30	to be assigned
568	36966877	112154752	36966877	$ 111,524.97	90.00	34	to be assigned
569	37027968	112154810	37027968	$ 112,033.68	95.00	37	to be assigned
570	37043601	112154844	37043601	$ 112,412.06	90.00	34	to be assigned
571	37045366	112154869	37045366	$ 112,424.36	90.00	34	to be assigned
572	37040433	112154877	37040433	$ 112,407.60	90.00	34	to be assigned
573	36999126	112154885	36999126	$ 112,428.12	90.00	34	to be assigned
574	40058869	112154893	40058869	$ 112,387.79	90.00	34	to be assigned
575	37041332	112154901	37041332	$ 112,407.60	90.00	34	to be assigned
576	37036076	112154919	37036076	$ 112,437.00	90.00	34	to be assigned
577	36940500	112155023	36940500	$ 113,922.50	92.70	36	to be assigned
578	36960060	112155031	36960060	$ 114,575.55	86.21	31	to be assigned
579	40061616	112155064	40061616	$ 114,672.30	85.00	30	to be assigned
580	40105231	112155072	40105231	$ 114,750.00	85.00	30	to be assigned
581	36997864	112155155	36997864	$ 114,936.84	90.00	34	to be assigned
582	36997633	112155163	36997633	$ 114,936.84	90.00	34	to be assigned
583	40066144	112155247	40066144	$ 116,450.00	85.00	30	to be assigned
584	40071409	112155296	40071409	$ 116,919.97	87.31	32	to be assigned
585	40053050	112155312	40053050	$ 116,942.33	90.00	34	to be assigned
586	36980175	112155379	36980175	$ 118,734.97	90.00	34	to be assigned
587	40063158	112155387	40063158	$ 118,915.00	85.00	30	to be assigned
588	37032539	112155395	37032539	$ 118,903.42	85.00	30	to be assigned
589	36966265	112155403	36966265	$ 118,927.91	85.00	30	to be assigned
590	37041639	112155429	37041639	$ 119,601.69	95.00	37	to be assigned
591	40069007	112155437	40069007	$ 119,601.69	95.00	37	to be assigned
592	40123713	112155569	40123713	$ 120,400.00	82.47	28	to be assigned
593	40120560	112155577	40120560	$ 120,515.57	90.00	34	to be assigned
594	36940773	112155585	36940773	$ 120,555.99	84.99	30	to be assigned
595	37023413	112155593	37023413	$ 120,302.53	85.00	30	to be assigned
596	37027075	112155643	37027075	$ 121,395.39	90.00	34	to be assigned

MGIC Master Policy 22-590-4-2930 Certificate Schedule	MGIC

Sloan	Aloan	Loan	Amount of		Amount of	MGIC
Number	Number	Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

597	37005626	112155700	37005626	$ 121,889.71	81.33	27	to be assigned
598	40076754	112155726	40076754	$ 121,889.71	84.14	29	to be assigned
599	37003571	112155759	37003571	$ 122,289.46	90.00	34	to be assigned
600	40084238	112155791	40084238	$ 122,454.40	95.00	37	to be assigned
601	40122368	112155809	40122368	$ 122,550.00	95.00	37	to be assigned
602	40090284	112155825	40090284	$ 123,250.00	83.84	29	to be assigned
603	37010899	112155874	37010899	$ 123,513.03	84.94	30	to be assigned
604	36970424	112155973	36970424	$ 123,997.80	90.00	34	to be assigned
605	40080913	112155999	40080913	$ 124,103.21	90.00	34	to be assigned
606	40059966	112156021	40059966	$ 124,840.30	85.00	30	to be assigned
607	37042934	112156054	37042934	$ 125,100.00	85.68	30	to be assigned
608	37045408	112156104	37045408	$ 125,905.12	89.99	34	to be assigned
609	37042231	112156146	37042231	$ 126,350.00	95.00	37	to be assigned
610	40065450	112156187	40065450	$ 127,214.05	90.00	34	to be assigned
611	36936607	112156203	36936607	$ 127,386.30	84.99	30	to be assigned
612	37044948	112156229	37044948	$ 127,710.00	90.00	34	to be assigned
613	40060832	112156278	40060832	$ 128,000.00	83.66	29	to be assigned
614	37002227	112156286	37002227	$ 128,252.82	85.00	30	to be assigned
615	37008422	112156344	37008422	$ 128,894.06	84.87	30	to be assigned
616	36960714	112156369	36960714	$ 129,113.40	85.00	30	to be assigned
617	37013810	112156377	37013810	$ 129,075.33	85.00	30	to be assigned
618	40098816	112156419	40098816	$ 129,532.67	90.00	34	to be assigned
619	37021268	112156427	37021268	$ 129,522.53	90.00	34	to be assigned
620	37026465	112156435	37026465	$ 129,664.95	89.98	34	to be assigned
621	37045457	112156534	37045457	$ 130,310.08	90.00	34	to be assigned
622	36933430	112156575	36933430	$ 130,411.37	90.00	34	to be assigned
623	40083081	112156583	40083081	$ 130,407.89	90.00	34	to be assigned
624	36989366	112156591	36989366	$ 130,802.86	85.00	30	to be assigned
625	37044021	112156781	37044021	$ 132,890.77	85.81	31	to be assigned
626	37044070	112156799	37044070	$ 133,132.66	90.00	34	to be assigned
627	40079329	112156815	40079329	$ 133,839.99	95.00	37	to be assigned
628	37032638	112156849	37032638	$ 133,908.60	90.00	34	to be assigned
629	37003662	112156922	37003662	$ 134,913.74	90.00	34	to be assigned
630	40069098	112156948	40069098	$ 135,000.00	87.10	32	to be assigned
631	40063562	112156955	40063562	$ 134,893.76	85.00	30	to be assigned
632	36962793	112157078	36962793	$ 136,179.05	82.68	28	to be assigned
633	37038650	112157102	37038650	$ 136,704.22	95.00	37	to be assigned
634	37021961	112157110	37021961	$ 136,879.01	93.20	36	to be assigned
635	36968105	112157144	36968105	$ 137,562.65	85.00	30	to be assigned
636	37027844	112157151	37027844	$ 137,631.17	95.00	37	to be assigned
637	37020583	112157169	37020583	$ 137,652.58	95.00	37	to be assigned
638	40075897	112157177	40075897	$ 137,779.50	90.00	34	to be assigned
639	40062770	112157219	40062770	$ 138,975.00	85.00	30	to be assigned
640	37015831	112157243	37015831	$ 139,271.22	90.00	34	to be assigned
641	36972099	112157250	36972099	$ 139,345.77	89.95	34	to be assigned
642	37041191	112157268	37041191	$ 139,405.73	90.00	34	to be assigned
643	37031499	112157276	37031499	$ 139,417.47	90.00	34	to be assigned
644	40062150	112157284	40062150	$ 139,396.26	90.00	34	to be assigned
645	40064594	112157300	40064594	$ 139,410.86	90.00	34	to be assigned
646	40061368	112157383	40061368	$ 140,023.03	84.93	30	to be assigned

MGIC Master Policy 22-590-4-2930 Certificate Schedule	MGIC

Sloan	Aloan	Loan	Amount of		Amount of	MGIC
Number	Number	Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

647	40064198	112157391	40064198	$ 140,310.29	90.00	34	to be assigned
648	37046646	112157409	37046646	$ 140,305.60	90.00	34	to be assigned
649	40085318	112157425	40085318	$ 140,828.61	89.24	33	to be assigned
650	36992543	112157441	36992543	$ 140,884.66	84.94	30	to be assigned
651	40087645	112157458	40087645	$ 140,895.36	82.94	28	to be assigned
652	37030848	112157466	37030848	$ 141,158.12	90.00	34	to be assigned
653	40057812	112157474	40057812	$ 141,204.52	90.00	34	to be assigned
654	37026176	112157516	37026176	$ 141,693.55	90.00	34	to be assigned
655	36997690	112157557	36997690	$ 142,118.02	90.00	34	to be assigned
656	37002169	112157581	37002169	$ 142,187.47	83.26	28	to be assigned
657	36874782	112157631	36874782	$ 142,682.72	85.00	30	to be assigned
658	40086019	112157656	40086019	$ 143,557.10	95.00	37	to be assigned
659	40080293	112157714	40080293	$ 143,892.92	90.00	34	to be assigned
660	40076259	112157771	40076259	$ 145,350.00	95.00	37	to be assigned
661	40052631	112157862	40052631	$ 146,487.36	84.99	30	to be assigned
662	40050791	112157870	40050791	$ 147,126.29	95.00	37	to be assigned
663	36949592	112158027	36949592	$ 147,964.65	90.00	34	to be assigned
664	40065054	112158035	40065054	$ 148,259.68	90.00	34	to be assigned
665	36961290	112158050	36961290	$ 148,378.03	90.00	34	to be assigned
666	37043312	112158076	37043312	$ 148,615.27	85.00	30	to be assigned
667	40081135	112158100	40081135	$ 148,851.39	87.65	32	to be assigned
668	37043791	112158134	37043791	$ 149,702.10	90.00	34	to be assigned
669	40061947	112158274	40061947	$ 150,019.38	90.00	34	to be assigned
670	40051583	112158308	40051583	$ 151,039.35	90.00	34	to be assigned
671	37039716	112158332	37039716	$ 151,497.20	90.00	34	to be assigned
672	37008497	112158407	37008497	$ 152,863.74	89.98	34	to be assigned
673	36811313	112158423	36811313	$ 152,883.70	90.00	34	to be assigned
674	36923555	112158431	36923555	$ 152,886.45	85.00	30	to be assigned
675	36969350	112158449	36969350	$ 152,883.81	85.00	30	to be assigned
676	36966430	112158555	36966430	$ 154,857.13	85.00	30	to be assigned
677	36964211	112158571	36964211	$ 154,897.85	90.00	34	to be assigned
678	36998953	112158670	36998953	$ 157,364.14	90.00	34	to be assigned
679	40065930	112158688	40065930	$ 157,404.39	90.00	34	to be assigned
680	37044427	112158753	37044427	$ 159,175.48	90.00	34	to be assigned
681	36957124	112158787	36957124	$ 159,685.04	85.00	30	to be assigned
682	36926004	112158829	36926004	$ 159,874.93	84.21	29	to be assigned
683	37001740	112158837	37001740	$ 160,103.05	90.00	34	to be assigned
684	36930246	112158852	36930246	$ 161,294.03	95.00	37	to be assigned
685	36983815	112158878	36983815	$ 161,271.53	84.95	30	to be assigned
686	40056301	112158886	40056301	$ 161,481.07	95.00	37	to be assigned
687	40141723	112158951	40141723	$ 162,925.00	95.00	37	to be assigned
688	37046638	112159009	37046638	$ 163,672.23	90.00	34	to be assigned
689	40095424	112159017	40095424	$ 163,800.00	90.00	34	to be assigned
690	37046026	112159025	37046026	$ 163,836.42	85.86	31	to be assigned
691	37043627	112159058	37043627	$ 163,870.44	85.00	30	to be assigned
692	40076762	112159074	40076762	$ 164,569.07	90.00	34	to be assigned
693	40093569	112159124	40093569	$ 165,181.92	95.00	37	to be assigned
694	36991966	112159140	36991966	$ 165,613.86	85.00	30	to be assigned
695	40067910	112159157	40067910	$ 166,138.36	80.73	26	to be assigned
696	37018819	112159165	37018819	$ 166,363.25	90.00	34	to be assigned

MGIC Master Policy 22-590-4-2930 Certificate Schedule	MGIC

Sloan	Aloan	Loan	Amount of		Amount of	MGIC
Number	Number	Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

697	40057473	112159249	40057473	$ 168,943.13	94.99	37	to be assigned
698	36947554	112159264	36947554	$ 169,852.32	84.99	30	to be assigned
699	40071946	112159272	40071946	$ 170,050.00	95.00	37	to be assigned
700	36974970	112159298	36974970	$ 170,769.29	90.00	34	to be assigned
701	40056384	112159306	40056384	$ 170,764.63	95.00	37	to be assigned
702	36989853	112159330	36989853	$ 170,859.56	90.00	34	to be assigned
703	40074536	112159348	40074536	$ 170,873.09	90.00	34	to be assigned
704	40070021	112159355	40070021	$ 171,000.00	95.00	37	to be assigned
705	40098188	112159363	40098188	$ 171,000.00	90.00	34	to be assigned
706	37047560	112159413	37047560	$ 172,719.48	95.00	37	to be assigned
707	36989184	112159421	36989184	$ 173,559.85	90.00	34	to be assigned
708	37020484	112159470	37020484	$ 174,928.08	87.53	32	to be assigned
709	36852077	112159538	36852077	$ 175,804.89	90.00	34	to be assigned
710	37037926	112159595	37037926	$ 176,247.83	90.00	34	to be assigned
711	40055543	112159603	40055543	$ 176,524.09	95.00	37	to be assigned
712	40118077	112159611	40118077	$ 176,800.00	85.00	30	to be assigned
713	40051260	112159637	40051260	$ 177,984.42	90.00	34	to be assigned
714	37008885	112159660	37008885	$ 178,330.79	85.00	30	to be assigned
715	40101586	112159678	40101586	$ 178,500.00	85.00	30	to be assigned
716	40113912	112159710	40113912	$ 179,550.00	95.00	37	to be assigned
717	37005352	112159728	37005352	$ 179,654.13	85.00	30	to be assigned
718	36975563	112159736	36975563	$ 179,843.75	90.00	34	to be assigned
719	36971935	112159769	36971935	$ 179,901.48	90.00	34	to be assigned
720	40071672	112159793	40071672	$ 179,847.73	90.00	34	to be assigned
721	40096273	112159819	40096273	$ 179,859.58	94.74	37	to be assigned
722	37045978	112159843	37045978	$ 180,350.58	95.00	37	to be assigned
723	40097172	112159876	40097172	$ 181,000.00	84.98	30	to be assigned
724	40057192	112159918	40057192	$ 181,831.44	89.66	34	to be assigned
725	37038676	112159934	37038676	$ 182,574.26	84.97	30	to be assigned
726	37047792	112159959	37047792	$ 182,584.76	85.00	30	to be assigned
727	40059339	112159983	40059339	$ 183,606.83	84.70	30	to be assigned
728	36992881	112159991	36992881	$ 183,849.17	84.79	30	to be assigned
729	37035300	112160023	37035300	$ 184,145.17	95.00	37	to be assigned
730	40053142	112160072	40053142	$ 186,506.69	90.00	34	to be assigned
731	36990331	112160122	36990331	$ 188,105.17	83.73	29	to be assigned
732	40054827	112160171	40054827	$ 188,844.78	90.00	34	to be assigned
733	40077422	112160221	40077422	$ 190,700.00	89.11	33	to be assigned
734	37024429	112160254	37024429	$ 191,055.01	85.00	30	to be assigned
735	36952976	112160262	36952976	$ 191,436.04	82.23	28	to be assigned
736	40091860	112160296	40091860	$ 192,000.00	89.30	33	to be assigned
737	40088304	112160304	40088304	$ 191,864.91	85.00	30	to be assigned
738	37020203	112160312	37020203	$ 192,209.37	95.00	37	to be assigned
739	37036431	112160379	37036431	$ 193,336.31	90.00	34	to be assigned
740	40067712	112160395	40067712	$ 193,388.68	90.00	34	to be assigned
741	36923787	112160429	36923787	$ 195,357.22	85.00	30	to be assigned
742	37021110	112160437	37021110	$ 195,390.18	85.00	30	to be assigned
743	37011004	112160502	37011004	$ 196,984.23	90.00	34	to be assigned
744	40094682	112160510	40094682	$ 196,894.22	90.00	34	to be assigned
745	40112831	112160528	40112831	$ 197,600.00	95.00	37	to be assigned
746	36948677	112160544	36948677	$ 197,856.84	90.00	34	to be assigned

MGIC Master Policy 22-590-4-2930 Certificate Schedule	MGIC

Sloan	Aloan	Loan	Amount of		Amount of	MGIC
Number	Number	Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

747	37046836	112160551	37046836	$ 197,870.61	90.00	34	to be assigned
748	37030012	112160569	37030012	$ 197,821.01	90.00	34	to be assigned
749	40064743	112160585	40064743	$ 197,866.88	88.79	33	to be assigned
750	36972248	112160619	36972248	$ 199,117.33	94.89	37	to be assigned
751	37031440	112160726	37031440	$ 200,509.57	90.00	34	to be assigned
752	40088460	112160767	40088460	$ 201,181.60	88.38	33	to be assigned
753	37022852	112160775	37022852	$ 202,350.00	95.00	37	to be assigned
754	37034949	112160809	37034949	$ 202,356.79	90.00	34	to be assigned
755	40079857	112160817	40079857	$ 202,383.26	90.00	34	to be assigned
756	40111601	112160825	40111601	$ 202,500.00	90.00	34	to be assigned
757	37028412	112160841	37028412	$ 202,784.21	89.82	34	to be assigned
758	40061855	112160866	40061855	$ 203,216.12	90.00	34	to be assigned
759	37035177	112160890	37035177	$ 203,826.07	85.00	30	to be assigned
760	40126328	112160981	40126328	$ 205,000.00	82.00	27	to be assigned
761	40077331	112161047	40077331	$ 206,000.00	84.77	30	to be assigned
762	37042660	112161062	37042660	$ 206,874.35	90.00	34	to be assigned
763	40054876	112161146	40054876	$ 208,061.38	85.00	30	to be assigned
764	37024676	112161153	37024676	$ 208,067.87	85.00	30	to be assigned
765	36906543	112161179	36906543	$ 208,579.45	90.00	34	to be assigned
766	36992170	112161195	36992170	$ 208,439.45	90.00	34	to be assigned
767	36859858	112161211	36859858	$ 208,873.13	95.00	37	to be assigned
768	37012911	112161278	37012911	$ 211,289.05	90.00	34	to be assigned
769	40051096	112161286	40051096	$ 211,372.01	90.00	34	to be assigned
770	37019130	112161351	37019130	$ 213,555.57	87.24	32	to be assigned
771	37033446	112161377	37033446	$ 214,039.44	90.00	34	to be assigned
772	40055824	112161450	40055824	$ 215,822.60	90.00	34	to be assigned
773	37019932	112161468	37019932	$ 216,127.17	90.00	34	to be assigned
774	40067043	112161476	40067043	$ 216,604.71	85.00	30	to be assigned
775	40077653	112161518	40077653	$ 218,301.13	95.00	37	to be assigned
776	40092108	112161559	40092108	$ 220,320.00	89.93	34	to be assigned
777	36920635	112161609	36920635	$ 221,494.24	82.11	27	to be assigned
778	37031739	112161658	37031739	$ 223,357.53	85.00	30	to be assigned
779	37010949	112161708	37010949	$ 224,856.23	90.00	34	to be assigned
780	37023181	112161716	37023181	$ 224,863.42	90.00	34	to be assigned
781	37043890	112161799	37043890	$ 226,612.44	91.45	35	to be assigned
782	37031655	112161864	37031655	$ 228,556.50	84.41	29	to be assigned
783	37048717	112161872	37048717	$ 229,292.54	90.00	34	to be assigned
784	40069031	112161880	40069031	$ 229,309.65	90.00	34	to be assigned
785	37017985	112162037	37017985	$ 233,515.50	95.00	37	to be assigned
786	37045085	112162045	37045085	$ 233,554.58	85.00	30	to be assigned
787	36964914	112162060	36964914	$ 233,619.50	89.97	34	to be assigned
788	40050809	112162078	40050809	$ 234,000.00	90.00	34	to be assigned
789	36949196	112162086	36949196	$ 234,440.62	84.12	29	to be assigned
790	40050668	112162102	40050668	$ 235,450.00	85.00	30	to be assigned
791	36914232	112162128	36914232	$ 237,766.22	84.98	30	to be assigned
792	37040441	112162144	37040441	$ 239,263.77	90.00	34	to be assigned
793	40082950	112162151	40082950	$ 239,792.51	89.89	34	to be assigned
794	37015393	112162177	37015393	$ 240,806.62	89.92	34	to be assigned
795	40106569	112162243	40106569	$ 242,859.90	90.00	34	to be assigned
796	36984250	112162268	36984250	$ 243,699.68	90.00	34	to be assigned

MGIC Master Policy 22-590-4-2930 Certificate Schedule	MGIC

Sloan	Aloan	Loan	Amount of		Amount of	MGIC
Number	Number	Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

797	37022209	112162276	37022209	$ 244,023.77	92.17	35	to be assigned
798	36969905	112162334	36969905	$ 246,284.98	85.00	30	to be assigned
799	36979862	112162342	36979862	$ 246,347.57	85.00	30	to be assigned
800	36954303	112162409	36954303	$ 248,686.11	95.00	37	to be assigned
801	37001013	112162466	37001013	$ 249,884.88	89.50	33	to be assigned
802	40096760	112162516	40096760	$ 254,420.31	95.00	37	to be assigned
803	40111478	112162540	40111478	$ 255,000.00	85.00	30	to be assigned
804	37035276	112162599	37035276	$ 256,316.77	90.00	34	to be assigned
805	37004488	112162623	37004488	$ 258,896.53	82.26	28	to be assigned
806	36991693	112162631	36991693	$ 259,786.46	81.25	27	to be assigned
807	37005378	112162649	37005378	$ 259,764.95	82.54	28	to be assigned
808	36965796	112162672	36965796	$ 259,843.42	89.99	34	to be assigned
809	37039625	112162680	37039625	$ 260,031.94	90.00	34	to be assigned
810	36985398	112162698	36985398	$ 260,592.82	85.51	30	to be assigned
811	36954600	112162706	36954600	$ 261,037.96	95.00	37	to be assigned
812	37046356	112162813	37046356	$ 268,923.61	90.00	34	to be assigned
813	40055196	112162839	40055196	$ 269,772.05	90.00	34	to be assigned
814	37023835	112162847	37023835	$ 269,756.16	90.00	34	to be assigned
815	36991792	112162854	36991792	$ 270,000.00	90.00	34	to be assigned
816	37040110	112162862	37040110	$ 270,439.44	95.00	37	to be assigned
817	40054033	112162904	40054033	$ 272,771.57	90.00	34	to be assigned
818	36998425	112162920	36998425	$ 273,525.12	85.00	30	to be assigned
819	37016201	112162979	37016201	$ 278,781.92	90.00	34	to be assigned
820	37017910	112162987	37017910	$ 278,803.09	90.00	34	to be assigned
821	36995900	112163027	36995900	$ 280,269.62	85.00	30	to be assigned
822	37020039	112163043	37020039	$ 281,474.72	90.00	34	to be assigned
823	37046810	112163076	37046810	$ 284,532.24	85.00	30	to be assigned
824	37008448	112163084	37008448	$ 285,600.00	89.81	34	to be assigned
825	36970861	112163118	36970861	$ 287,096.43	85.00	30	to be assigned
826	37036209	112163126	37036209	$ 287,806.37	90.00	34	to be assigned
827	36959948	112163159	36959948	$ 288,714.92	84.99	30	to be assigned
828	37000122	112163175	37000122	$ 289,477.19	95.00	37	to be assigned
829	37024296	112163183	37024296	$ 289,510.38	95.00	37	to be assigned
830	37032554	112163209	37032554	$ 290,473.23	90.00	34	to be assigned
831	37036696	112163233	37036696	$ 294,302.00	95.00	37	to be assigned
832	37021953	112163241	37021953	$ 294,292.36	95.00	37	to be assigned
833	37026044	112163266	37026044	$ 294,877.03	90.00	34	to be assigned
834	37026820	112163357	37026820	$ 299,733.91	82.19	27	to be assigned
835	40095390	112163423	40095390	$ 305,100.00	90.00	34	to be assigned
836	36996569	112163431	36996569	$ 305,814.24	90.00	34	to be assigned
837	37013778	112163449	37013778	$ 305,799.43	90.00	34	to be assigned
838	36973196	112163456	36973196	$ 305,756.51	83.84	29	to be assigned
839	37047867	112163522	37047867	$ 314,165.73	95.00	37	to be assigned
840	40082364	112163530	40082364	$ 314,500.00	85.00	30	to be assigned
841	37028719	112163589	37028719	$ 317,726.42	89.83	34	to be assigned
842	37043734	112163605	37043734	$ 318,517.67	85.00	30	to be assigned
843	40054397	112163621	40054397	$ 319,500.00	90.00	34	to be assigned
844	36994937	112163720	36994937	$ 329,755.86	90.00	34	to be assigned
845	40059065	112163779	40059065	$ 333,625.77	90.00	34	to be assigned
846	37034204	112163795	37034204	$ 335,424.28	90.00	34	to be assigned

MGIC Master Policy 22-590-4-2930 Certificate Schedule	MGIC

Sloan	Aloan	Loan	Amount of		Amount of	MGIC
Number	Number	Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

847	37002995	112163811	37002995	$ 337,255.98	90.00	34	to be assigned
848	37025145	112163837	37025145	$ 337,322.37	90.00	34	to be assigned
849	37034055	112163860	37034055	$ 339,712.39	85.00	30	to be assigned
850	37007168	112163878	37007168	$ 340,451.35	83.11	28	to be assigned
851	37029121	112163902	37029121	$ 341,373.53	85.00	30	to be assigned
852	40094930	112163928	40094930	$ 342,900.00	90.00	34	to be assigned
853	37037330	112163944	37037330	$ 344,532.06	93.71	36	to be assigned
854	36989408	112164009	36989408	$ 350,754.91	90.00	34	to be assigned
855	37012440	112164017	37012440	$ 350,711.73	90.00	34	to be assigned
856	40078800	112164033	40078800	$ 350,709.73	90.00	34	to be assigned
857	40082448	112164066	40082448	$ 352,450.00	95.00	37	to be assigned
858	36889335	111726162	36889335	$ 355,072.63	95.00	37	to be assigned
859	36975779	112164074	36975779	$ 355,216.56	90.00	34	to be assigned
860	37008489	112164082	37008489	$ 355,165.60	90.00	34	to be assigned
861	37046497	112164108	37046497	$ 355,957.41	95.00	37	to be assigned
862	40074494	112164116	40074494	$ 356,643.93	85.00	30	to be assigned
863	40076010	112164132	40076010	$ 357,905.81	90.00	34	to be assigned
864	37013257	112164173	37013257	$ 360,903.25	85.00	30	to be assigned
865	40056061	112164181	40056061	$ 361,544.13	90.00	34	to be assigned
866	37017696	112164199	37017696	$ 368,680.23	90.00	34	to be assigned
867	37011467	112164231	37011467	$ 373,125.69	90.00	34	to be assigned
868	40101180	112164249	40101180	$ 375,000.00	87.21	32	to be assigned
869	36971802	112164264	36971802	$ 377,483.90	90.00	34	to be assigned
870	40072605	112164280	40072605	$ 377,742.64	90.00	34	to be assigned
871	40084139	112164314	40084139	$ 382,237.03	90.00	34	to be assigned
872	36991024	112164322	36991024	$ 382,176.44	90.00	34	to be assigned
873	40071508	112164330	40071508	$ 382,500.00	85.00	30	to be assigned
874	37018629	112164355	37018629	$ 385,746.87	90.00	34	to be assigned
875	36952901	112164363	36952901	$ 386,776.88	90.00	34	to be assigned
876	40069734	112164371	40069734	$ 386,646.05	90.00	34	to be assigned
877	40083289	112164389	40083289	$ 387,240.32	85.00	30	to be assigned
878	40068678	112164421	40068678	$ 389,804.78	85.00	30	to be assigned
879	40075921	112164439	40075921	$ 391,162.93	90.00	34	to be assigned
880	36996429	112164447	36996429	$ 392,134.50	89.81	34	to be assigned
881	37009230	112164462	37009230	$ 395,605.03	90.00	34	to be assigned
882	40092934	112164470	40092934	$ 395,641.32	90.00	34	to be assigned
883	40067134	112164538	40067134	$ 399,690.43	89.89	34	to be assigned
884	40051518	112164579	40051518	$ 404,594.12	84.38	29	to be assigned
885	36949766	112164611	36949766	$ 409,548.27	94.04	37	to be assigned
886	40094310	112164645	40094310	$ 417,542.47	95.00	37	to be assigned
887	37019452	112164660	37019452	$ 418,102.91	90.00	34	to be assigned
888	36990117	112164769	36990117	$ 422,627.17	90.00	34	to be assigned
889	40054934	112164777	40054934	$ 424,534.82	84.83	30	to be assigned
890	40053878	112164801	40053878	$ 429,798.84	90.00	34	to be assigned
891	40068488	112164827	40068488	$ 431,819.93	90.00	34	to be assigned
892	40058554	112164850	40058554	$ 436,994.49	90.00	34	to be assigned
893	36994275	112164900	36994275	$ 443,657.03	80.71	26	to be assigned
894	37002813	112164918	37002813	$ 445,954.76	92.04	35	to be assigned
895	40083727	112164934	40083727	$ 447,503.22	82.95	28	to be assigned
896	40051054	112164942	40051054	$ 449,588.43	89.11	33	to be assigned

MGIC Master Policy 22-590-4-2930 Certificate Schedule	MGIC

Sloan	Aloan	Loan	Amount of		Amount of	MGIC
Number	Number	Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

897	40057820	112164967	40057820	$ 449,573.02	90.00	34	to be assigned
898	37020807	112164991	37020807	$ 458,463.74	84.98	30	to be assigned
899	37006236	112165006	37006236	$ 458,617.41	85.00	30	to be assigned
900	40088973	112165030	40088973	$ 462,938.54	85.00	30	to be assigned
901	40096786	112165055	40096786	$ 465,163.42	95.00	37	to be assigned
902	37003332	112165113	37003332	$ 479,457.33	84.94	30	to be assigned
903	37014511	112165154	37014511	$ 485,423.46	90.00	34	to be assigned
904	40088569	112165196	40088569	$ 490,034.60	90.00	34	to be assigned
905	37045788	112165220	37045788	$ 499,628.18	84.60	30	to be assigned
906	40058497	112165261	40058497	$ 509,491.32	85.00	30	to be assigned
907	37002110	112165279	37002110	$ 509,538.06	85.00	30	to be assigned
908	40109878	112165329	40109878	$ 517,750.00	95.00	37	to be assigned
909	37025228	112165352	37025228	$ 520,629.38	90.00	34	to be assigned
910	40065484	112165378	40065484	$ 522,158.09	85.00	30	to be assigned
911	36952372	112165394	36952372	$ 523,961.49	83.22	28	to be assigned
912	37008604	112165519	37008604	$ 537,735.71	90.00	34	to be assigned
913	40086472	112165527	40086472	$ 539,412.45	88.07	32	to be assigned
914	36860088	112165568	36860088	$ 548,266.10	89.98	34	to be assigned
915	36959898	112165584	36959898	$ 551,754.59	85.00	30	to be assigned
916	36983831	112165618	36983831	$ 564,148.42	83.70	29	to be assigned
917	37037298	112165642	37037298	$ 569,509.24	87.56	32	to be assigned
918	37016938	112165667	37016938	$ 570,600.00	90.00	34	to be assigned
919	40066748	112165675	40066748	$ 570,991.34	90.00	34	to be assigned
920	36980464	112165709	36980464	$ 575,458.72	90.00	34	to be assigned
921	40064099	112165717	40064099	$ 575,518.46	90.00	34	to be assigned
922	36992600	112165733	36992600	$ 576,936.54	88.85	33	to be assigned
923	36999738	112165741	36999738	$ 577,363.63	89.58	34	to be assigned
924	37002144	112165766	37002144	$ 581,794.89	85.00	30	to be assigned
925	40113730	112165790	40113730	$ 584,389.23	90.00	34	to be assigned
926	37005576	112165857	37005576	$ 592,485.93	89.98	34	to be assigned
927	36970945	112165881	36970945	$ 596,903.20	83.06	28	to be assigned
928	37035391	112165899	37035391	$ 597,672.22	90.00	34	to be assigned
929	36993822	112165980	36993822	$ 614,437.52	87.98	32	to be assigned
930	36961027	112166053	36961027	$ 628,567.56	85.00	30	to be assigned
931	40051708	112166012	40051708	$ 619,381.61	89.99	34	to be assigned
932	37036811	112166020	37036811	$ 621,000.00	90.00	34	to be assigned
933	37023579	112166046	37023579	$ 625,721.28	83.50	29	to be assigned
934	36998896	112166129	36998896	$ 649,540.31	89.23	33	to be assigned
935	36930444	112166137	36930444	$ 649,166.49	89.66	34	to be assigned
936	40059610	112166210	40059610	$ 674,955.00	90.00	34	to be assigned
937	40113466	112166228	40113466	$ 683,100.00	90.00	34	to be assigned
938	40080988	112157045	40080988	$ 136,000.00	85.00	30	to be assigned
939	36953719	112159868	36953719	$ 180,854.97	84.19	29	to be assigned
940	40064933	112160957	40064933	$ 204,074.15	95.00	37	to be assigned
941	40073314	112161070	40073314	$ 206,853.61	90.00	34	to be assigned
942	40064776	112161914	40064776	$ 230,782.65	89.88	34	to be assigned
943	36961035	112164728	36961035	$ 420,315.21	85.00	30	to be assigned